UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Caroline Kraus, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	100 Oliver Street
40th Floor
Boston, MA 02110-2605

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: March 31

Date of reporting period: September 30, 2014

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Semi-Annual Report	September 30, 2014

Fixed Income Alternatives Funds
Fixed Income Macro Strategies
Long Short Credit Strategies*

*Effective at the close of business on March 21, 2014, the Goldman Sachs Credit Strategies Fund was reorganized with and into the Goldman Sachs Long Short Credit Strategies Fund.

Goldman Sachs Fixed Income Alternatives Funds

■	FIXED INCOME MACRO STRATEGIES FUND

■	LONG SHORT CREDIT STRATEGIES FUND

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1

Portfolio Management Discussion and Performance Summaries	5

Schedule of Investments	18

Financial Statements	48

Financial Highlights	52

Notes to Financial Statements	56

Other Information	75

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS FIXED INCOME ALTERNATIVES FUNDS

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ Prospectus.

Loss of money is a risk of investing in a Fund. The investment program of a Fund is speculative, entails substantial risks and includes alternative investment techniques not employed by traditional mutual funds. A Fund should not be relied upon as a complete investment program. A Fund’s investment techniques (if they do not perform as designed) may increase the volatility of performance and the risk of investment loss, including the loss of the entire amount that is invested, and there can be no assurance that the investment objective of a Fund will be achieved. Moreover, certain investment techniques which a Fund may employ in its investment program can substantially increase the adverse impact to which the Fund’s investments may be subject. There is no assurance that the investment processes of a Fund will be successful, that the techniques utilized therein will be implemented successfully or that they are adequate for their intended uses, or that the discretionary element of the investment processes of a Fund will be exercised in a manner that is successful or that is not adverse to the Fund.

The Goldman Sachs Fixed Income Macro Strategies Fund engages in alternative investment techniques not employed by traditional mutual funds, including leverage, shorting and other investment practices that are extremely speculative and involve a high degree of risk. Such practices may increase the volatility of performance and the risk of investment loss, including the loss of the entire amount that is invested.

The Fund seeks “absolute returns” in all markets. Absolute return funds are not designed to outperform stocks and bonds during periods of strong market rallies.

The Fund invests primarily in fixed income investments, including but not limited to: U.S. and foreign investment grade and non-investment grade fixed income investments (commonly known as “junk bonds”), U.S. government securities, non-U.S. sovereign debt, agency securities, corporate debt securities, agency and non-agency mortgage-backed securities, asset-backed securities, custodial receipts, municipal securities, loans and loan assignments and convertible securities, as well as pooled investment vehicles, derivatives and other instruments that provide exposure to such investments. The Fund also gains exposure to the commodities markets by investing in commodity index-linked structured notes and in a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary primarily obtains its commodity exposure by investing in commodity index-linked derivative instruments (which may include total return swaps). The Subsidiary also invests in other instruments, including fixed income securities, either as investments or to serve as margin or collateral for its swap positions. The Fund is subject to the risk that exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The Fund is subject to tax risk as a result of its investments in the Subsidiary and in commodity index-linked structured notes, as the Fund has not received a private letter ruling from the Internal Revenue Service (“IRS”) concluding that income and gains from such investments are “qualifying income.” The IRS has suspended granting such private letter rulings, and the Fund cannot rely on private letter rulings granted to other taxpayers. The tax treatment of investments in the Subsidiary and in commodity index-linked structured notes may be adversely affected by future legislation and/or IRS guidance. While the Fund has obtained an opinion of counsel regarding such investments, if the IRS were to successfully assert that the Fund’s income from such investments was not “qualifying income,” in which case the Fund would fail to qualify as a regulated investment company, the Fund would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates with no deduction for any distributions paid to shareholders, which would significantly adversely affect the returns to Fund shareholders.

GOLDMAN SACHS FIXED INCOME ALTERNATIVES FUNDS

Investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Investments in mortgage-backed securities are also subject to, among other risks, prepayment risk (i.e., the risk that in a declining interest rate environment, issuers may pay principal more quickly than expected, causing the Fund to reinvest proceeds at lower prevailing interest rates). High yield, lower rated investments can have greater price volatility, are less liquid and present greater risks (including risks of default) than higher rated fixed income securities. Foreign and emerging markets investments may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic or political developments. The Fund is also subject to the risk that the issuers of sovereign debt or the government authorities that control the payment of debt may be unable or unwilling to repay principal or interest when due. The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in bonds of similar projects or in particular types of municipal securities. The Fund may invest in loans directly or indirectly, by purchasing participations or sub-participations from financial institutions. Indirect purchases may subject the Fund to greater delays, expenses and risks than direct obligations in the case that a borrower fails to pay scheduled principal and interest. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty; and liquidity risk. At times, the Fund may be unable to sell certain of its illiquid investments without a substantial drop in price, if at all. The Fund is subject to the risks associated with implementing short positions. Taking short positions involves leverage of the Fund’s assets and presents various other risks. Losses on short positions are potentially unlimited as a loss occurs when the value of an asset with respect to which the Fund has a short position increases. The Fund is “non-diversified” and may invest a larger percentage of its assets in fewer issuers than “diversified” mutual funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

In addition, the Fund’s NAV may fluctuate substantially over time. Because the Fund attempts to exploit disparities or inefficiencies in the global fixed income, currency and commodities markets, the Fund’s performance may potentially be lower than the returns of the broader stock market. Accordingly, the Fund should be considered a speculative investment entailing a high degree of risk and is not suitable for all investors.

The Goldman Sachs Long Short Credit Strategies Fund invests primarily in credit related instruments, including debt securities, instruments and obligations of U.S. and non-U.S. government, corporate and other non-governmental entities and issuers, and preferred securities. The Fund’s investments in credit related instruments are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Any guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. The Fund may invest in non-investment grade securities (commonly known as “junk bonds”), including without limitation distressed securities, special situation investments and collateralized loan obligations. High yield, lower rated investments involve greater price volatility and present greater risks than higher rated fixed income securities. The Fund may purchase the securities of issuers that are in default. The Fund may invest in loans directly or indirectly, by purchasing participations or sub-participations from financial institutions. Indirect purchases may subject the Fund to

GOLDMAN SACHS FIXED INCOME ALTERNATIVES FUNDS

greater delays, expenses and risks than direct obligations in the case that a borrower fails to pay scheduled principal and interest. The Fund will opportunistically seek short exposures to credit related instruments through the use of derivatives or synthetic instruments, including, but not limited to, credit default swaps (including credit default swaps on credit related indices). Derivative instruments may involve a high degree of financial and other risks. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty; and liquidity risk. Taking short positions may involve leverage of the Fund’s assets and presents various other risks. Losses on short positions may be disproportionate, may exceed the amount invested, and, with respect to certain instruments (e.g., equities, swap options) may be unlimited. Foreign securities may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic or political developments. At times, the Fund may be unable to sell certain of its illiquid investments without a substantial drop in price, if at all. The Fund is “non-diversified” and may invest more of its assets in fewer issuers than “diversified” funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

GOLDMAN SACHS FIXED INCOME ALTERNATIVES FUNDS

What Differentiates Goldman Sachs’ Fixed Income Macro Strategies Fund Investment Process?

The Goldman Sachs Fixed Income Macro Strategies Fund (the “Fund”) seeks to generate long-term absolute return. Changes in global fixed income and currency markets have created opportunities for generating attractive returns through fixed income alternative and unconstrained investment strategies.

Our investment process seeks to create excess returns by:

■	Adopting a global perspective to compare and contrast investment opportunities around the world

■	Employing eight specialist strategy teams that each conduct very detailed fundamental and quantitative research in their search for attractive investments

■	Capturing the value in the inherent diversification benefits among the different investment strategies

■	Using a disciplined risk-management approach to implement the strategy

We believe the following characteristics drive the implementation and execution of the Fund’s investment process:

■	The Fund invests in a portfolio of fixed income, currency, and commodities in an attempt to generate returns different from traditional asset classes.

■	Alternative investments do not necessarily move in tandem with traditional asset classes, such as stocks, bonds and credit. By adding them to the portfolio the Fund seeks to enhance its overall risk/return profile of its investors.

■	The Fund seeks to generate returns in up and down markets when asset classes are in or out of favor.

■	The Fund employs alternative investment techniques—such as hedging, leverage and shorting that may provide an opportunity for the Fund to achieve its goal of absolute returns.

■	We have over 280 investment professionals covering multiple sectors of the global fixed income market who are focused on finding investment ideas for our portfolio.

■	The senior professionals on the team have an average of over 20 years of investment experience through multiple market cycles.

PORTFOLIO RESULTS

Goldman Sachs Fixed Income Macro Strategies Fund

Investment Objective

The Fund seeks to generate long-term absolute return.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fixed Income Investment Management Team discusses the Goldman Sachs Fixed Income Macro Strategies Fund’s (the “Fund”) performance and positioning for the six-month period ended September 30, 2014 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated cumulative total returns, without sales charges, of 0.01%, 0.01%, -0.07%, 0.02% and 0.01%, respectively. These returns compare to the 0.13% cumulative total return of the Fund’s benchmark, the Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index (“the Index”) during the same time period.

Because	the composition of the Index (e.g., short-term cash securities) is not comparable to the range of instruments in which the Fund may transact (e.g., various fixed income, currency and commodities instruments), references to the Index are for informational purposes only and are not an indication of how the Fund is managed.

Q	What economic and market factors most influenced the fixed income market as a whole during the Reporting Period?

A	When the Reporting Period began in April 2014, spread, or non-government bond, sectors rallied as global bond yields fell. Markets focused in part on events in Ukraine, as Russia’s intervention led to sanctions by the U.S. and Europe. Emerging markets debt overall appeared to benefit from investment flows diverted from Russia. Economic influences included the U.S. Commerce Department’s announcement that first quarter 2014 Gross Domestic Product (“GDP”) had declined, indicating an economic contraction. However, second calendar quarter economic data releases, such as auto sales, jobless claims and manufacturing activity, suggested a rebound was underway. This supported the view of some market participants that the first quarter 2014 contraction might have been due to inclement winter weather and that economic growth could accelerate in the remainder of the calendar year. From a monetary policy perspective, in June 2014, the European Central Bank (“ECB”) cut interest rates by 10 basis points, moving the deposit rate for the Eurozone into negative territory for the first time in history. (A basis point is 1/100th of a percentage point.) The ECB also announced it would be implementing additional liquidity measures targeted at stimulating lending. Meanwhile, India’s elections delivered a victory to its existing government, which is seeking to revive the country’s economic growth, tame inflation and remove roadblocks to reform.

At	the beginning of the third calendar quarter, spread sectors generally continued to rally. In July 2014, core European government bond yields fell, while U.S. Treasury yields rose modestly. U.S. economic data was mixed, with labor and manufacturing indicators continuing to improve and housing data showing signs of weakening. In the U.K., economic growth continued at a brisk pace, broadly in line with market expectations. During August 2014, global spread sectors continued to post gains. Eurozone GDP came in below expectations, with Italy, France and Germany surprising to the downside. In the U.S., Treasury yields fell despite the release of positive durable goods orders and manufacturing data. The decline in U.S. Treasury yields may have reflected market concern about increased geopolitical risk in Ukraine and the Middle East. Meanwhile, Federal Reserve (“Fed”) comments suggested a modest shift in tone towards policy tightening. In the U.K., data continued to indicate strong economic momentum. However, heightened concerns about European economic growth appeared to decrease the likelihood of a rate hike by the Bank of England in the near term.

In

September 2014, the spread sector rally ended. Core government bond yields in the U.S., U.K., Eurozone and Japan also rose during the month. In the U.S., economic data remained generally positive, despite a disappointing August 2014 payroll number, with employment, auto sales and

PORTFOLIO RESULTS

manufacturing showing improvement. In the Eurozone, the ECB cut interest rates to record lows and announced plans to start purchasing asset-backed securities as it sought to combat a drop in inflation and weak economic growth. In the U.K., unemployment continued to fall rapidly. Scotland voted to remain part of the European Union, although this had little effect on U.K. government yields.

For the Reporting Period overall, sovereign emerging markets debt generated the strongest positive returns within the broad fixed income market. Mortgage-backed securities also outperformed U.S. Treasuries, followed at some distance by agency securities, asset-backed securities and commercial mortgage-backed securities. Conversely, high yield corporate bonds underperformed U.S. Treasuries, while investment grade corporate bonds also lagged, albeit more modestly. The U.S. Treasury yield curve, or spectrum of maturities, flattened during the Reporting Period, as intermediate-term and longer-term yields declined and shorter-term maturities edged up. The yield on the bellwether 10-year U.S. Treasury fell approximately 23 basis points during the Reporting Period to 2.49%.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks long-term absolute return through the implementation of relative value, macro and other strategies that aim to exploit disparities or inefficiencies in the global fixed income, currency and commodities markets. We believe absolute return performance may be uncorrelated to fixed income and equity markets over the long-term. Absolute return is the return of an investment and is not relative to a benchmark. Relative value strategy means to simultaneously take long and short positions within an investment portfolio. The Fund may also employ a macro hedge to seek to mitigate the risk of market movements (either up or down), potentially enabling the Fund to pursue returns in a variety of market cycles. In addition, the Fund may use derivatives instead of buying and selling bonds to manage duration, to gain exposure to or to short individual securities, or to gain exposure to an index. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

Investment ideas for the Fund are generated through our specialized top-down and bottom-up strategy teams, in the following areas: Tactical Duration; Country Relative Value; Fundamental Currency; Commodities; Sector Allocation; Government and Swaps; Liquid Mortgages; and Emerging Markets Debt.

During the Reporting Period, the Fund underperformed the Index, largely because of its Tactical Duration strategy. The Fund held a short duration bias throughout the Reporting Period because of Fed tapering and our positive outlook on U.S. economic growth. This positioning detracted from Fund performance, as U.S. interest rates generally declined in response to mixed global economic data and geopolitical tensions in Ukraine and the Middle East. In addition, within the Fund’s Government and Swaps strategy, the Fund was hampered by a curve steepening position in the U.K. government bond yield curve, which flattened during the Reporting Period. This was offset somewhat by the Fund’s curve steepening positioning in the U.S. Treasury yield curve, which contributed positively. (Both curve steepening positions were implemented through interest rate swaps. Yield curve indicates a spectrum of maturities.) Also, during the Reporting Period, as U.S. stocks rallied, the Fund was hurt by our Team’s tactical efforts to hedge the portfolio’s risk exposure.

On the positive side, the Fund benefited from its Fundamental Currency strategy, particularly its short positions in the euro, Swiss franc and Australian dollar. The Fund’s positions in emerging markets currencies, such as its short positions in the Malaysian ringgit and Russian ruble, also added to performance. Within our Commodities strategy, the Fund’s short positions in agricultural commodities, especially in soybeans but also in corn and wheat, contributed positively. Relative value positions in our Country Relative Value strategy were also advantageous. More specifically, the Fund’s long positions in European interest rates versus its short positions in U.S. interest rates enhanced relative returns during the Reporting Period. The Fund also benefited from its long positions in Spanish and Italian bonds, which performed well on anticipation of further ECB easing and investors’ search for higher yields in the bonds of European peripheral nations.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A

During the Reporting Period, the Fund invested in interest rate futures, interest rate swaps, total return swaps, swaptions, credit default swaps, equity index futures, non-deliverable forwards, forward foreign currency exchange contracts and cross currency swaps. The Fund used interest rate futures to hedge interest rate exposure, i.e., to manage exposure to fluctuations in interest rates, and to facilitate specific duration and yield curve strategies. Interest rate swaps were used to express our views on the direction of

PORTFOLIO RESULTS

interest rates. Total return swaps were employed to manage the Fund’s yield curve exposures across various strategies. Swaptions (or options on interest rate swap contracts) were used to hedge interest rate exposure and manage the Fund’s exposure to potential market volatility. Credit default swaps were employed to implement specific credit-related investment strategies. Equity index futures were used as a means of reducing Fund volatility. Within the Fundamental Currency strategy, the Fund used non-deliverable currency forwards to gain exposure to a particular country and also to take advantage of relative value opportunities. The Fund also utilized forward foreign currency exchange contracts within the Fundamental Currency strategy to take long or short positions. Within the Emerging Markets Debt Strategy, the Fund employed cross currency swaps to express relative views on given currencies as well as our views on the direction of a country’s interest rates. Derivatives and similar instruments allow us to manage interest rate, credit and currency risks more effectively by allowing us both to apply active investment views with greater versatility and to afford greater risk management precision than we would otherwise be able to implement.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	The Fund’s positioning remained fairly consistent during the Reporting Period. That said, within our Commodities strategy, we shifted the Fund from a long position to a short position on the forward curve of Brent oil futures. We also reduced the Fund’s exposure to the U.S. dollar during the Reporting Period.

Q	How was the Fund positioned at the end of the Reporting Period?

A	At the end of the Reporting Period, our Tactical Duration, Commodities and Country Relative Value strategies determined the majority of the Fund’s exposures.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, we believed global macroeconomic conditions had diverged and that the divergence was continuing to intensify. In our opinion, the U.S. is the growth leader among developed nations, while the Eurozone appears to be falling further behind. We believe the Eurozone’s economic weakness could persist for some time and could also affect other economies. Most notably, we think Eurozone weakness could pose a risk to the U.K.’s economic expansion. Inflation seems to be trending higher in the U.S. and Japan, but Eurozone inflation is significantly below the ECB’s target rate, and we do not expect a change in the near term. Meanwhile, developed central bank activity appears to be moving in opposite directions. The Fed plans to end its quantitative easing asset purchase program in October 2014, and we believe the first short-term rate hike could occur in mid-2015, unless the recent increase in market volatility leads to slower economic growth. By contrast, the ECB has committed to bolder stimulus, and we think it may resort to full-scale quantitative easing in 2015. The Bank of Japan remains in easing mode, but we do not expect any action in the near term as the impact of its sales tax hike, put into effect in April 2014, works its way through the nation’s economy.

We are also seeing divergence in the emerging markets, with investors seemingly favoring countries that have passed reforms necessary for sustainable growth. These countries include India, Mexico and Indonesia. In China, we believe the balancing act between that nation’s economic reforms and a potential 2014 growth rate of 7.5% has tilted in favor of the growth target. However, in our view, the economy’s longer-term health depends on China switching to more sustainable economic drivers. At the end of the Reporting Period, wage inflation was eroding China’s competitiveness, with credit growth and the slowing real estate sector our key concerns.

In the near term, we believe the divergence in macroeconomic conditions around the globe could stir volatility. However, we believe economic growth and strong corporate fundamentals should support the corporate credit sector. Meanwhile, geopolitical risks have increased and may also contribute to market volatility, but, in our view, are unlikely to have much impact on global GDP. Energy prices have fallen, suggesting to us that global oversupply was a stronger market driver than geopolitics at the end of the Reporting Period.

FUND BASICS

Fixed Income Macro Strategies Fund

as of September 30, 2014

PERFORMANCE REVIEW
April 1, 2014– September 30, 2014	Fund Total Return (based on NAV)[1]	Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	0.01%	0.13%	0.26%	-1.07%
Class C	0.01	0.13	0.30	-1.81
Institutional	-0.07	0.13	0.33	-0.77
Class IR	0.02	0.13	0.30	-0.86
Class R	0.01	0.13	0.28	-1.35

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index (the “Index”) tracks the performance of a synthetic asset paying LIBOR to a stated maturity. The Index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at yield equal to the current day fixing rate) and rolled into a new instrument.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/ or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standard Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

STANDARDIZED TOTAL RETURNS[4]
For the period ended 9/30/14	Since Inception	Inception Date
Class A	-5.28%	12/16/13
Class C	-2.66	12/16/13
Institutional	-1.38	12/16/13
Class IR	-1.62	12/16/13
Class R	-1.64	12/16/13

[4]	The Standardized Average Annual Total Returns are cumulative total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.80%	3.19%
Class C	2.55	3.94
Institutional	1.46	2.85
Class IR	1.55	2.94
Class R	2.05	3.44

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2015, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND COMPOSITION[6] (%)
Percentage of Net Assets

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of the Fund’s market value. Short-term Investments represent repurchase agreements and reverse repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[7]	“Agency Debentures” include agency securities offered by companies such as the Federal National Mortgage Association and the Federal Home Loan Mortgage Corp., which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

What Differentiates Goldman Sachs’ Long Short Credit Strategies Fund Investment Process?

The Goldman Sachs Long Short Credit Strategies Fund (the “Fund”) seeks an absolute return comprised of income and capital appreciation.

The Fund uses a bottom-up, fundamental approach with a focus on high conviction ideas across the corporate credit spectrum. Inefficiencies in the credit markets may provide attractive opportunities for investors. The Fund seeks to capitalize on these through an unconstrained approach, security selection and providing active downside management.

■	The Fund is not limited by the traditional constraints of a benchmark strategy.

■	The Fund uses a flexible and dynamic strategy that allows it to invest across the spectrum of corporate credit while seeking what we believe are the most attractive risk-adjusted return opportunities.

■	The Fund invests across the spectrum of corporate credit including high yield, investment grade, bank loans, convertibles and preferred equity.

■	The Fund seeks to identify issuers that offer compelling value through bottom-up security selection, with a focus on capital preservation.

■	The Fund’s investment approach allows for flexibility in security selection, irrespective of industry, ratings and maturity constraints.

■	The Fund manages long and short exposures to potentially generate absolute returns. A hedged approach allows the Fund to deploy tactical portfolio tilts via high yield index shorts.

■	Dynamic portfolio management may enhance downside mitigation while providing investors access to security selection expertise.

PORTFOLIO RESULTS

Goldman Sachs Long Short Credit Strategies Fund

Investment Objective

The Fund seeks an absolute return comprised of income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Liberty Harbor Portfolio Management Team discusses the Goldman Sachs Long Short Credit Strategies Fund’s (the “Fund”) performance and positioning for the six-month period ended September 30, 2014 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Institutional Shares generated a cumulative total return, without sales charges, of -0.42%. These returns compare to the 0.13% cumulative total return of the Fund’s benchmark, the Bank of America Merrill Lynch U.S. Dollar Three Month LIBOR Constant Maturity Index (the “BofA/Merrill Lynch Index”), during the same time period.

From share class inception on April 30, 2014 through September 30, 2014, the Fund’s Class A, C, IR and R Shares generated cumulative total returns, without sales charges, of -0.87%, -1.20%, -0.67% and -0.95%, respectively. These returns compared to the 0.10% cumulative total return of the Fund’s benchmark, the BofA/Merrill Lynch Index, during the same time period.

Because the composition of the BofA/Merrill Lynch Index (e.g. short-term cash securities) is not comparable to the range of instruments in which the Fund may transact (e.g., various credit-related instruments), references to the BofA/Merrill Lynch Index are for informational purposes only and not an indication of how the Fund is managed.

Q	What economic and market factors most influenced the corporate credit markets as a whole during the Reporting Period?

A	Overall, corporate credit market performance during the Reporting Period was dominated by shifting investor sentiment rather than by fundamentals.

Going into the Reporting Period and following a decline in U.S. Gross Domestic Product (“GDP”) during the first quarter of 2014, expectations for a strong second half 2014 snapback in economic growth gathered steam, which broadly drove positive sentiment across markets. Consequently, equity markets rallied, reaching then-all-time highs in May and June 2014. Corporate credit markets remained buoyant, characterized by a remarkable calm, with broad financial market volatility near historic lows. The corporate credit market remained focused on actions of the Federal Reserve (the “Fed”), as it continued to withdraw stimulus from U.S. financial markets via the ongoing tapering of its quantitative easing program.

During the third quarter of 2014, financial market volatility picked up, following an increase in high yield fund outflows and heightened geopolitical risks. The high yield corporate bond sector posted its first monthly loss in July 2014 following a 10-month streak of positive returns. High yield mutual funds experienced record net outflows in July 2014, which drove the net year-to-date number into negative territory. In August 2014, the high yield corporate bond market rallied following three consecutive weeks of inflows, though such inflows represented only a mild reversal of then-recent outflows. Leading up to the Fed meeting in September 2014, there was increased speculation that the Fed may strike a less accommodative tone by indicating a willingness to increase interest rates sooner than anticipated. This speculation, in turn, caused weakness in the high yield corporate bond market.

Corporate credit spreads—or the differential in yields between these securities and U.S. Treasuries—ended the Reporting Period wider than they had begun, driven by uncertainty about the timing of Fed actions, rising geopolitical risks and increased technical, or supply/demand, dynamics, with large fund outflows and greater supply putting pressure on the high yield corporate bond market.

PORTFOLIO RESULTS

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Consistent with the cornerstone of our fundamentally-based investment process focused on bottom-up security selection, the Fund’s performance during the Reporting Period was attributable to individual security selection across the spectrum of corporate credit and tactical management of the Fund’s short index position.

We entered the Reporting Period with a cautious but constructive view on the corporate credit markets. Corporate credit markets remained buoyant in the second quarter of 2014, but more negative sentiment dominated during the third quarter of 2014 driven by technical shifts and spread widening in the high yield corporate bond sector. Given this backdrop, bottom-up security selection across the spectrum of corporate credit was a driver of performance, albeit relatively flat in its contribution to overall results during the Reporting Period. We remained focused primarily on high yield credit securities that were of short duration and higher credit quality and/or that were secured. We maintained our long-standing belief that short-dated credit offers opportunities to earn attractive risk-adjusted returns.

Tactical management of the Fund’s short position in a high yield credit default swap index was a modest positive contributor to the Fund’s performance, as spreads widened during the third calendar quarter.

Importantly, since the Fund’s portfolio is constructed through bottom-up, fundamental research and not relative to a benchmark, there is no requirement to hold issues from any single company.

Q	Which segments of the corporate credit sector most significantly affected Fund performance?

A	The Fund benefited from its positioning in credits in the energy and non-bank financials segments of the corporate credit sector. Within the energy segment, top contributors included Petrobakken Energy and Diamondback Energy. Within the non-bank financials segment, the Fund’s preferred position in Ally Financial contributed positively to Fund results.

Notable individual detractors from the Fund’s performance during the Reporting Period included the Fund’s position in Anchor Hocking, a leading glassware products manufacturer.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The Fund does not use duration and yield curve positioning as active management strategies within its investment process.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used credit default swaps via a short position in a credit default swap high yield index to tactically hedge market risk. The Fund also used credit default swaps to efficiently implement long credit views. The Fund used interest rate swaps to hedge the interest rate risk of certain bonds, thereby limiting the Fund’s exposure to changes in interest rates. The Fund used foreign currency exchange forward contracts to hedge the currency risk in non-U.S. dollar-denominated issues to U.S. dollars.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	During the Reporting Period, we continued to pursue investment opportunities based on fundamental, bottom-up research, which, in our view, offered compelling risk-adjusted return potential, especially when compared to other segments of the broader high yield market. We maintained our favor toward short-dated high yield credit securities, which, in our view, offer attractive risk-adjusted yields and some insulation from a potential increase in interest rates. In addition, we maintained positions in the energy sector. Specifically, we remained focused on a number of mid-sized companies with what we considered to be low levels of leverage and high asset coverage ratios. We believe these positions provide an attractive yield profile. We began to reduce select positions in non-bank financials credits that we believed no longer offered attractive risk-adjusted returns.

We increased the Fund’s tactical short credit default swap high yield index position during the Reporting Period, as we believed caution was warranted in the financial markets given heightened uncertainty surrounding U.S. monetary policy and geopolitical risk.

Q	How was the Fund positioned at the end of September 2014?

A	As of September 30, 2014, approximately 54.9% of the Fund’s total net assets was invested in unsecured debt obligations, 33.3% in secured debt obligations, 1.5% in

PORTFOLIO RESULTS

preferred equity, 0.1% in common equity and 1.8% in short-term investments. The Fund’s notional derivative exposure, calculated as a percentage of total net assets, was -42.6% in a credit default swap high yield index. The Fund had a total of 112 holdings from 81 issuers at September 30, 2014, with the Fund’s top long corporate issuers, as measured by a percentage of total net assets invested, being Beverage Packaging Holdings, HCA Holdings and Numericable Group.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	We continue to see select opportunities in corporate credit, as corporate fundamentals, in our view, have remained sound. However, we also believe there are reasons for caution in today’s market. We believe we may be entering into a period of greater issuance of lower coupon, extended duration and weaker covenanted instruments. (A covenant is a promise in any formal debt agreement that certain activities will or will not be carried out.) With spreads at tight levels, we believe investors face numerous risks, including credit quality, macroeconomic, geopolitical and interest rate risks. Thus, we believe a cautious approach and a focus on bottom-up security selection will be even more important to portfolio performance going forward. We believe high selectivity in single-name credit opportunities is critical to potentially capturing added value for investors. We continue to see what we consider to be attractive single-name opportunities in credits that are short in duration and/or higher in the capital structure. At the same time, we believe we may well continue to see heightened volatility in the months ahead, especially in the context of the expected end to the Fed’s quantitative easing program during the fourth quarter of 2014. In our view, the Fund’s ability to be flexible in periods of heightened volatility may provide for attractive buying opportunities.

In short, we continue both to seek investments in what we believe are the most attractive risk-adjusted return opportunities across the corporate credit spectrum and to provide active downside management. In the months ahead, our investment team will continue to perform rigorous fundamental analysis to identify what we believe to be the most attractive investment opportunities on a risk-adjusted basis.

FUND BASICS

Long Short Credit Strategies Fund

as of September 30, 2014

PERFORMANCE REVIEW
April 1, 2014– September 30, 2014	Fund Total Return (based on NAV)[1]	Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Institutional Shares	-0.42%	0.13%	3.16%	3.46%

April 30, 2014– September 30, 2014	Fund Total Return (based on NAV)[1]	Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	-0.87%	0.10%	2.74%	3.25%
Class C	-1.20	0.10	2.04	2.59
Class IR	-0.67	0.10	3.12	3.57
Class R	-0.95	0.10	2.57	2.86

[1]	The net asset value (“NAV”) represents the net assets of the Fund (ex-dividend) divided by the total number of shares outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index (the “BofA/Merrill Lynch Index”) tracks the performance of a synthetic asset paying LIBOR to a stated maturity. The BofA/Merrill Lynch Index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. As such, the Fund, which invests primarily in corporate credit securities, may be expected to generate returns over various time periods with significant disparity from those of this benchmark index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/ or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standard Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

FUND BASICS

STANDARDIZED TOTAL RETURNS[4]
For the period ended 9/30/14	One Year	Five Years	Since Inception	Inception Date
Class A	N/A	N/A	-4.59%	4/30/14
Class C	N/A	N/A	-2.19	4/30/14
Institutional Shares	3.23%	6.83%	7.67	6/15/09	[5]
Class IR	N/A	N/A	-0.67	4/30/14
Class R	N/A	N/A	-0.95	4/30/14

[4]	Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect the maximum initial sales charge of 3.75% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1.00% if redeemed within 12 months of purchase). Because Institutional, Class R and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

[5]	The average annual total return figures for the Fund’s Institutional Shares, which do not impose an initial sales charge, do not reflect an initial sales charge for the periods shown. Prior to March 24, 2014 (the effective date of the reorganization of the Goldman Sachs Credit Strategies Fund (“the Predecessor Fund”) into the Fund), the maximum initial sales charge applicable to sales of Common Shares of the Predecessor Fund was 2.50%, which is not reflected in the average annual total return figures shown. The Predecessor Fund commenced operations on June 15, 2009.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the period shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Effective at the close of business on March 21, 2014, the Goldman Sachs Credit Strategies Fund (the “Predecessor Fund”), a closed-end management investment company that was operated as an “interval fund,” was reorganized with and into the Fund, with shareholders of the Predecessor Fund receiving Institutional Shares of the Fund upon consummation of the reorganization. Because the Predecessor Fund is the accounting survivor, the Fund has assumed the Predecessor Fund’s historical performance. The performance information shown in this report is for the Predecessor Fund for the period prior to March 24, 2014, and reflects the Predecessor Fund’s investment strategies and policies. However, the Fund’s current investment strategies and policies, including the ability to implement short positions, are different from those of the Predecessor Fund. As a result, the Fund’s performance may differ substantially from what is shown for periods prior to March 24, 2014.

FUND BASICS

EXPENSE RATIOS[6]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.51%	1.51%
Class C	2.26	2.26
Institutional Shares	1.17	1.17
Class IR	1.26	1.26
Class R	1.76	1.76

[6]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report.

SECTOR ALLOCATIONS[7]
Percentage of Net Assets

[7]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent repurchase agreements. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

FUND BASICS

TOP TEN INDUSTRY ALLOCATIONS[8]
As of September 30, 2014	Percentage of Net Assets
Energy – Exploration & Production	16.6%
Health Care – Services	9.9
Finance	9.6
Chemicals	5.5
Packaging	5.3
Consumer Cyclical Services	4.6
Energy – Independent	4.4
Media – Non Cable	4.4
Automotive	4.1
Media – Cable	4.0

[8]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. The above table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Consolidated Schedule of Investments

September 30, 2014 (Unaudited)

Principal Amount		Interest Rate	Maturity Date	Value

	Foreign Sovereign Debt Obligations – 9.7%
	Dominican Peso(a) – 0.5%
	Dominican Republic Central Bank Notes
DOP	24,580,000	12.000%	04/05/19	$585,555

	Brazilian Real – 0.8%
	Brazil Letras do Tesouro Nacional(b)
BRL	118,000	0.000	01/01/15	46,882
	Brazil Notas do Tesouro Nacional
	2,291,239	6.000	08/15/50	902,892

				949,774

	Euro – 7.5%
	Italy Buoni Poliennali Del Tesoro
EUR	2,300,000	1.150	05/15/17	2,948,882
	1,323,372	2.350	09/15/19	1,846,985
	900,000	4.750	09/01/21	1,364,413
	465,000	5.500	11/01/22	739,058
	220,000	4.500	05/01/23	329,891
	Spain Government Bond
	60,000	4.800	01/31/24	93,721
	35,000	3.800 (a)	04/30/24	50,825
	1,135,000	5.900	07/30/26	1,932,012

				9,305,787

	Mexican Peso – 0.2%
	United Mexican States
MXN	1,235,300	10.000	11/20/36	124,643
	2,113,300	8.500	11/18/38	186,330

				310,973

	United States Dollar – 0.6%
	Dominican Republic
	$100,000	5.875	04/18/24	101,500
	Republic of Argentina(c)(d)
	5,860,000	0.000	12/15/35	445,360
	Republic of Costa Rica
	200,000	5.625	04/30/43	171,000

				717,860

	South African Rand – 0.1%
	Republic of South Africa
ZAR	1,740,000	8.000	01/31/30	144,706

	TOTAL FOREIGN SOVEREIGN DEBT OBLIGATIONS
	(Cost $12,317,600)			$12,014,655

	Structured Notes(a) – 0.3%
	Zambia – 0.3%
	Republic of Zambia (Issuer Standard Chartered Bank (London)
ZMW	1,680,000	11.000%	02/20/19	$212,769
	1,340,000	13.000	09/03/24	156,594

	TOTAL STRUCTURED NOTES
	(Cost $370,791)			$369,363

	Mortgage-Backed Obligations – 5.9%
	Adjustable Rate Non-Agency(c) – 1.0%
	Bear Stearns Alt-A Trust II Series 2007-1, Class 1A1
	$881	2.721%	09/25/47	$628
	Countrywide Alternative Loan Trust Series 2007-HY6, Class A1
	151,847	0.365	08/25/47	123,820
	Countrywide Alternative Loan Trust Series 2007-OH1, Class A1D
	311,905	0.365	04/25/47	239,169
	Countrywide Home Loan Mortgage Pass-Through Trust Series 2005-7, Class 2A1
	229,672	0.775	03/25/35	206,475
	JPMorgan Mortgage Trust Series 2007-A1, Class 2A2
	162,680	2.529	07/25/35	162,361
	Master Adjustable Rate Mortgages Trust Series 2007-HF2, Class A1
	246,436	0.465	09/25/37	218,469
	Washington Mutual Mortgage Pass-Through Certificates Series 2006-AR19, Class 1A
	428,486	0.858	01/25/47	344,674

				1,295,596

	Collateralized Mortgage Obligations – 3.5%
	Interest Only(e) – 0.2%
	GNMA REMIC Series 2013-182, Class PI
	881,926	4.500	12/20/43	196,119

	Inverse Floaters(c) – 3.2%
	FNMA REMIC Series 2014-18, Class CS
	1,591,532	5.946	04/25/44	250,839
	GNMA REMIC Series 2010-1, Class SD
	201,770	5.637	01/20/40	30,355
	GNMA REMIC Series 2010-20, Class SE
	1,280,490	6.097	02/20/40	231,720
	GNMA REMIC Series 2010-35, Class DS
	725,874	5.527	03/20/40	115,595
	GNMA REMIC Series 2010-37, Class SG
	887,235	5.547	03/20/40	141,237
	GNMA REMIC Series 2010-85, Class SN
	710,221	5.787	07/20/40	132,911
	GNMA REMIC Series 2010-9, Class XD
	3,926,993	6.446	01/16/40	764,705
	GNMA REMIC Series 2010-90, Class ES
	498,486	5.797	07/20/40	82,175
	GNMA REMIC Series 2011-25, Class SA
	1,020,496	5.947	10/20/40	156,103
	GNMA REMIC Series 2013-113, Class SA
	1,174,847	6.547	08/20/43	228,800
	GNMA REMIC Series 2013-134, Class DS
	6,905,168	5.947	09/20/43	1,181,832
	GNMA REMIC Series 2013-147, Class AS
	349,545	5.997	10/20/43	59,948
	GNMA REMIC Series 2013-147, Class SD
	876,767	6.497	12/20/39	168,765
	GNMA REMIC Series 2013-148, Class SA
	1,585,589	6.047	10/20/43	274,204

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
Inverse Floaters(c) – (continued)
GNMA REMIC Series 2014-133, Class BS
$1,000,000	5.445%	09/20/44	$150,384

			3,969,573

Regular Floater(c) – 0.1%
Countrywide Alternative Loan Trust Series 2005-26CB, Class A1
18,274	0.655	07/25/35	14,786
Countrywide Alternative Loan Trust Series 2005-77T1, Class 1A3
105,646	0.555	02/25/36	77,029
Residential Accredit Loans, Inc. Series 2005-QS10, Class 3A1
20,036	0.650	08/25/35	15,316

			107,131

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$4,272,823

Commercial Mortgage-Backed Securities(c) – 1.4%
Sequential Floating Rate – 1.4%
Credit Suisse Commercial Mortgage Trust Series 2007-C2, Class A1A
$420,635	5.526%	01/15/49	$449,424
GS Mortgage Securities Trust Series 2007-GG10, Class A1A
1,210,161	5.797	08/10/45	1,331,263

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES			$1,780,687

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $7,278,923)			$7,349,106

Asset-Backed Securities(c) – 4.9%
Collateralized Loan Obligations(a) – 4.3%
ACIS CLO Ltd. Series 2014-4A, Class ACOM
$500,000	1.713%	05/01/26	$490,100
ACIS CLO Ltd. Series 2014-4A, Class C
500,000	2.777	05/01/26	463,289
Anchorage Capital CLO Ltd. Series 2014-4A, Class A1A
750,000	1.732	07/28/26	744,308
Anchorage Capital CLO Ltd. Series 2014-4A, Class A2
150,000	2.442	07/28/26	147,379
Atrium X Series 2010-A, Class A
750,000	1.353	07/16/25	737,474
OFSI Fund V Ltd. Series 2014-7A, Class ACOM
750,000	1.872	10/18/26	742,350
OFSI Fund V Ltd. Series 2014-7A, Class C
100,000	3.345	10/18/26	96,920
Silvermore CLO Ltd. Series 2014-1A, Class A1
850,000	1.680	05/15/26	845,680
Silvermore CLO Ltd. Series 2014-1A, Class A2
150,000	2.280	05/15/26	145,692
Trinitas CLO Ltd. Series 2014-1A, Class B1
1,000,000	2.203	04/15/26	955,176

			5,368,368

Asset-Backed Securities(c) – (continued)
Home Equity – 0.6%
Citigroup Mortgage Loan Trust Series 2006-WFH1, Class M3
$336,000	0.555%	01/25/36	$278,520
Saxon Asset Securities Trust Series 2007-2, Class A2C
637,830	0.395	05/25/47	458,322

			736,842

TOTAL ASSET-BACKED SECURITIES
(Cost $6,123,147)			$6,105,210

Municipal Debt Obligations – 3.3%
Puerto Rico – 3.3%
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB (Senior Lien) Series 2008 A
$20,000	6.000%	07/01/38	$15,060
230,000	6.000	07/01/44	169,627
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB (Senior Lien) Series 2012 A
45,000	5.750	07/01/37	33,197
35,000	5.125	07/01/37	24,852
70,000	5.250	07/01/42	49,694
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB (Senior Lien) Series 2012 D
30,000	5.000	07/01/33	21,307
Puerto Rico Commonwealth GO Bonds for Public Improvement Series 2011 A
25,000	5.750	07/01/41	18,763
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2008 A
10,000	5.500	07/01/32	7,512
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2009 B
30,000	5.750	07/01/38	23,050
15,000	6.000	07/01/39	11,511
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2011 A
10,000	6.000	07/01/34	7,752
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2011 E
10,000	5.625	07/01/32	7,604
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2012 A
150,000	5.500	07/01/26	119,353
10,000	5.500	07/01/39	7,474
25,000	5.000	07/01/41	18,301
Puerto Rico Commonwealth GO Bonds Refunding Public Improvement Series 2006 A
40,000	5.250	07/01/23	31,917
Puerto Rico Commonwealth GO Bonds Series 2007 A
30,000	5.250	07/01/37	22,576
Puerto Rico Commonwealth GO Bonds Series 2008 A
140,000	5.375	07/01/33	105,398
Puerto Rico Commonwealth GO Bonds Series 2014 A
1,960,000	8.000	07/01/35	1,724,839

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Consolidated Schedule of Investments (continued)

September 30, 2014 (Unaudited)

Principal Amount		Interest Rate	Maturity Date	Value

	Municipal Debt Obligations – (continued)
	Puerto Rico – (continued)
	Puerto Rico Commonwealth GO Bonds Unrefunded Balance for Public Improvement Series 2001 A
	$10,000	5.125%	07/01/31	$7,481
	Puerto Rico Commonwealth GO Bonds Unrefunded Balance for Public Improvement Series 2004 A
	10,000	5.000	07/01/34	7,527
	Puerto Rico Highways & Transportation Authority RB Refunding Series 2007 CC
	30,000	5.250	07/01/36	29,388
	Puerto Rico Sales Tax Financing Corp. Sales Tax RB Capital Appreciation Series 2010 A(b)
	10,000	0.000	08/01/35	1,690
	Puerto Rico Sales Tax Financing Corp. Sales Tax RB Capital Appreciation SubSeries 2010 C(b)
	25,000	0.000	08/01/37	3,698
	20,000	0.000	08/01/38	2,796
	Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2009 A
	10,000	5.250	08/01/27	8,325
	195,000	0.000 (f)	08/01/32	153,434
	150,000	0.000 (b)	08/01/34	26,034
	180,000	5.750	08/01/37	146,975
	10,000	6.375	08/01/39	8,407
	230,000	6.000	08/01/42	184,513
	10,000	6.500	08/01/44	8,462
	Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2010 A
	50,000	0.000 (f)	08/01/33	29,246
	30,000	0.000 (b)	08/01/33	6,224
	165,000	5.500	08/01/37	129,325
	505,000	5.375	08/01/39	385,320
	205,000	5.500	08/01/42	156,583
	Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2010 C
	15,000	5.000	08/01/35	11,426
	30,000	5.375	08/01/38	23,268
	25,000	6.000	08/01/39	20,465
	260,000	5.250	08/01/41	191,849
	Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2011 A-1
	10,000	5.250	08/01/43	7,321
	30,000	5.000	08/01/43	21,492
	Puerto Rico Sales Tax Financing Corp. Sales Tax RB Unrefunded SubSeries 2009 A
	120,000	5.500	08/01/28	101,376
	15,000	6.125	08/01/29	12,754

	TOTAL MUNICIPAL DEBT OBLIGATIONS
	(Cost $4,149,227)			$4,105,166

	Corporate Obligations – 0.3%
	Banks(b) – 0.1%
	Citigroup, Inc.
ZMW	1,030,000	0.000%	05/20/15	$148,392

	Corporate Obligations – (continued)
	Wireless Telecommunications – 0.2%
	VimpelCom Holdings BV
	$200,000	5.950%	02/13/23	$183,000

	TOTAL CORPORATE OBLIGATIONS
	(Cost $327,364)			$331,392

	Agency Debentures(b) – 4.1%
	FHLB
	$5,000,000	0.000%	11/26/14	$4,999,900
	(Cost $4,999,825)

	U.S. Treasury Obligations – 31.9%
	United States Treasury Notes
	$18,000,000	0.250%	10/31/14	$18,002,160
	21,500,000	2.375	10/31/14	21,539,560

	TOTAL U.S. TREASURY OBLIGATIONS
	(Cost $39,543,901)			$39,541,720

Notional Amount		Exercise Rate	Expiration Date	Value
	Options Purchased – 5.6%
	Interest Rate Swaptions
	Bank of America Securities LLC Call – OTC – 10 year Interest Rate Swap Strike Price 4.100%
	$3,300,000	4.100%	05/05/15	$22,508
	Bank of America Securities LLC Put – OTC – 30 year Interest Rate Swap Strike Price 3.950%
	1,900,000	3.950	01/29/16	255,436
	Bank of America Securities LLC Call – OTC – 30 year Interest Rate Swap Strike Price 3.950%
	1,900,000	3.950	01/29/16	50,094
	Barclays Bank PLC Call – OTC – 1 year Interest Rate Swap Strike Price 1.500%
GBP	3,200,000	1.500	02/24/15	697
	Citibank NA Call – OTC – 3 year Interest Rate Swap Strike Price 2.350%
	5,500,000	2.350	07/15/15	24,189
	Citibank NA Call – OTC – 5 year Interest Rate Swap Strike Price 2.250%
GBP	3,200,000	2.250	11/05/14	2,785
	Citibank NA Call – OTC – 5 year Interest Rate Swap Strike Price 2.525%
	14,700,000	2.525	01/05/15	22,144
	Citibank NA Call – OTC – 20 year Interest Rate Swap Strike Price 3.950%
	2,800,000	3.950	07/15/15	24,802
	Credit Suisse International (London) Call – OTC – 10 year Interest Rate Swap Strike Price 2.933%
	8,000,000	2.933	12/16/14	37,811

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Notional Amount		Exercise Rate	Expiration Date	Value

	Options Purchased – (continued)
	Interest Rate Swaptions – (continued)
	Credit Suisse International (London) Call – OTC – 10 year Interest Rate Swap Strike Price 3.020%
GBP	8,000,000	3.020%	12/16/14	$24,686
	Deutsche Bank AG Call – OTC – 1 year Interest Rate Swap Strike Price 4.805%
MXN	329,200,000	4.805	01/14/15	42
	Deutsche Bank AG Call – OTC – 1 year Interest Rate Swap Strike Price 1.160%
	$50,000,000	1.160	11/20/15	228,630
	Deutsche Bank AG Call – OTC – 2 year Interest Rate Swap Strike Price 2.800%
KRW	3,495,800,000	2.800	08/19/16	7,239
	Deutsche Bank AG Call – OTC – 2 year Interest Rate Swap Strike Price 3.050%
KRW	3,532,720,000	3.050	09/05/16	4,503
	Deutsche Bank AG Put – OTC – 5 year Interest Rate Swap Strike Price 2.550%
	$3,200,000	2.550	09/28/15	51,948
	Deutsche Bank AG Call – OTC – 5 year Interest Rate Swap Strike Price 2.550%
	3,200,000	2.550	09/28/15	48,909
	Deutsche Bank AG Put – OTC – 5 year Interest Rate Swap Strike Price 3.110%
	2,000,000	3.110	09/19/16	54,586
	Deutsche Bank AG Call – OTC – 5 year Interest Rate Swap Strike Price 3.110%
	2,000,000	3.110	09/19/16	40,068
	Deutsche Bank AG Put – OTC – 5 year Interest Rate Swap Strike Price 2.940%
	4,900,000	2.940	09/29/16	111,785
	Deutsche Bank AG Call – OTC – 5 year Interest Rate Swap Strike Price 2.940%
	4,900,000	2.940	09/29/16	117,189
	Deutsche Bank AG Call – OTC – 10 year Interest Rate Swap Strike Price 4.320%
	2,900,000	4.320	04/01/15	9,080
	Deutsche Bank AG Call – OTC – 10 year Interest Rate Swap Strike Price 3.780%
	6,800,000	3.780	09/26/16	161,873
	Deutsche Bank AG Put – OTC – 10 year Interest Rate Swap Strike Price 4.113%
	4,000,000	4.113	04/16/19	332,502
	Deutsche Bank AG Call – OTC – 10 year Interest Rate Swap Strike Price 4.113%
	4,000,000	4.113	04/16/19	158,152
	Deutsche Bank AG Put – OTC – 10 year Interest Rate Swap Strike Price 4.095%
	2,100,000	4.095	04/24/19	172,611
	Deutsche Bank AG Call – OTC – 10 year Interest Rate Swap Strike Price 4.095%
	2,100,000	4.095	04/24/19	84,284
	Deutsche Bank AG Put – OTC – 10 year Interest Rate Swap Strike Price 3.963%
	1,900,000	3.963	05/07/19	143,434

	Options Purchased – (continued)
	Interest Rate Swaptions – (continued)
	Deutsche Bank AG Call – OTC – 10 year Interest Rate Swap Strike Price 3.963%
	$1,900,000	3.963%	05/07/19	$83,798
	Deutsche Bank AG Put – OTC – 30 year Interest Rate Swap Strike Price 3.920%
	2,400,000	3.920	03/14/16	312,413
	Deutsche Bank AG Call – OTC – 30 year Interest Rate Swap Strike Price 3.920%
	2,400,000	3.920	03/14/16	74,134
	JPMorgan Securities, Inc. Call – OTC – 1 year Interest Rate Swap Strike Price 4.830%
MXN	255,470,000	4.830	02/05/15	224
	JPMorgan Securities, Inc. Call – OTC – 1 year Interest Rate Swap Strike Price 1.500%
GBP	15,900,000	1.500	05/26/15	23,116
	JPMorgan Securities, Inc. Call – OTC – 1 year Interest Rate Swap Strike Price 1.160%
	$60,000,000	1.160	11/20/15	274,356
	JPMorgan Securities, Inc. Call – OTC – 2 year Interest Rate Swap Strike Price 2.750%
KRW	3,505,000,000	2.750	08/12/16	7,988
	JPMorgan Securities, Inc. Call – OTC – 2 year Interest Rate Swap Strike Price 2.800%
KRW	2,810,000,000	2.800	08/09/18	5,625
	JPMorgan Securities, Inc. Call – OTC – 5 year Interest Rate Swap Strike Price 2.783%
	$9,700,000	2.783	09/30/15	107,912
	JPMorgan Securities, Inc. Put – OTC – 5 year Interest Rate Swap Strike Price 3.080%
	2,000,000	3.080	09/19/16	52,963
	JPMorgan Securities, Inc. Call – OTC – 5 year Interest Rate Swap Strike Price 3.080%
	2,000,000	3.080	09/19/16	41,211
	JPMorgan Securities, Inc. Put – OTC – 5 year Interest Rate Swap Strike Price 2.973%
	4,800,000	2.973	09/26/16	113,531
	JPMorgan Securities, Inc. Call – OTC – 5 year Interest Rate Swap Strike Price 2.973%
	4,800,000	2.973	09/26/16	110,546
	JPMorgan Securities, Inc. Put – OTC – 10 year Interest Rate Swap Strike Price 4.105%
	3,000,000	4.105	04/29/19	248,025
	JPMorgan Securities, Inc. Call – OTC – 10 year Interest Rate Swap Strike Price 4.105%
	3,000,000	4.105	04/29/19	119,843
	JPMorgan Securities, Inc. Put – OTC – 10 year Interest Rate Swap Srike Price 3.955%
	2,100,000	3.955	05/07/19	157,759
	JPMorgan Securities, Inc. Call – OTC – 10 year Interest Rate Swap Strike Price 3.955%
	2,100,000	3.955	05/07/19	93,083
	Morgan Stanley Capital Services, Inc. Put – OTC – 1 year Interest Rate Swap Strike Price 2.210%
	32,200,000	2.210	01/02/15	21,861

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Consolidated Schedule of Investments (continued)

September 30, 2014 (Unaudited)

Notional Amount	Exercise Rate	Expiration Date	Value

Options Purchased – (continued)
Interest Rate Swaptions – (continued)
Morgan Stanley Capital Services, Inc. Put – OTC – 2 year Interest Rate Swap Strike Price 0.865%
$32,000,000	0.865%	11/28/14	$21,222
Morgan Stanley Capital Services, Inc. Put – OTC – 2 year Interest Rate Swap Strike Price 0.894%
64,000,000	0.894	11/28/14	56,160
Morgan Stanley Capital Services, Inc. Put – OTC – 3 year Interest Rate Swap Strike Price 1.350%
30,300,000	1.350	03/16/15	45,632
Morgan Stanley Capital Services, Inc. Put – OTC – 3 year Interest Rate Swap Strike Price 1.650%
30,300,000	1.650	03/16/15	151,648
Morgan Stanley Capital Services, Inc. Call – OTC – 5 year Interest Rate Swap Strike Price 2.525%
9,100,000	2.525	01/05/15	13,708
Morgan Stanley Capital Services, Inc. Put – OTC – 5 year Interest Rate Swap Strike Price 2.550%
2,700,000	2.550	09/28/15	43,831
Morgan Stanley Capital Services, Inc. Call – OTC – 5 year Interest Rate Swap Strike Price 2.550%
2,700,000	2.550	09/28/15	41,267
Morgan Stanley Capital Services, Inc. Put – OTC – 5 year Interest Rate Swap Strike Price 2.513%
3,700,000	2.513	09/29/15	58,275
Morgan Stanley Capital Services, Inc. Call – OTC – 5 year Interest Rate Swap Strike Price 2.513%
3,700,000	2.513	09/29/15	58,275
Morgan Stanley Capital Services, Inc. Put – OTC – 5 year Interest Rate Swap Strike Price 3.115%
2,000,000	3.115	09/19/16	54,859
Morgan Stanley Capital Services, Inc. Call – OTC – 5 year Interest Rate Swap Strike Price 3.115%
2,000,000	3.115	09/19/16	39,880
Morgan Stanley Capital Services, Inc. Put – OTC – 5 year Interest Rate Swap Strike Price 2.950%
11,500,000	2.950	09/26/16	265,538
Morgan Stanley Capital Services, Inc. Call – OTC – 5 year Interest Rate Swap Strike Price 2.950%
11,500,000	2.950	09/26/16	270,310
Morgan Stanley Capital Services, Inc. Put – OTC – 5 year Interest Rate Swap Strike Price 2.930%
3,700,000	2.930	09/29/16	86,210
Morgan Stanley Capital Services, Inc. Call – OTC – 5 year Interest Rate Swap Strike Price 2.930%
3,700,000	2.930	09/29/16	86,210
Morgan Stanley Capital Services, Inc. Put – OTC – 5 year Interest Rate Swap Strike Price 2.940%
3,700,000	2.940	09/29/16	86,118
Morgan Stanley Capital Services, Inc. Call – OTC – 5 year Interest Rate Swap Strike Price 2.940%
3,700,000	2.940	09/29/16	86,118
Morgan Stanley Capital Services, Inc. Call – OTC – 7 year Interest Rate Swap Strike Price 3.010%
7,500,000	3.010	09/29/15	111,904

Options Purchased – (continued)
Interest Rate Swaptions – (continued)
Morgan Stanley Capital Services, Inc. Call – OTC – 10 year Interest Rate Swap Strike Price 3.021%
$6,400,000	3.021%	12/17/14	$20,271
Morgan Stanley Capital Services, Inc. Call – OTC – 10 year Interest Rate Swap Strike Price 3.320%
3,100,000	3.320	03/20/15	14,413
Morgan Stanley Capital Services, Inc. Call – OTC – 10 year Interest Rate Swap Strike Price 3.285%
3,100,000	3.285	03/23/15	16,274
Morgan Stanley Capital Services, Inc. Call – OTC – 10 year Interest Rate Swap Strike Price 3.300%
3,100,000	3.300	03/23/15	15,561
Morgan Stanley Capital Services, Inc. Call – OTC – 10 year Interest Rate Swap Strike Price 3.285%
3,100,000	3.285	03/25/15	16,766
Morgan Stanley Capital Services, Inc. Put – OTC – 30 year Interest Rate Swap Strike Price 4.180%
2,000,000	4.180	04/02/19	340,722
Morgan Stanley Capital Services, Inc. Call – OTC – 30 year Interest Rate Swap Strike Price 4.180%
2,000,000	4.180	04/02/19	125,243

Contracts	Exercise Rate	Expiration Date	Value

Option on Futures
Morgan Stanley & Co. International PLC Put – 1 Year Eurodollar Futures Strike Price 98.63%
124	98.625	12/12/14	7,750
Morgan Stanley & Co. International PLC Put – 1 Year Eurodollar Futures Strike Price 98.75%
257	98.750	06/15/15	8,031
Morgan Stanley & Co. International PLC Put – 1 Year Eurodollar Futures Strike Price 98.88%
273	98.875	12/12/14	64,838
Morgan Stanley & Co. International PLC Call – 1 Year Eurodollar Futures Strike Price 99.00%
265	99.000	12/12/14	36,438
Morgan Stanley & Co. International PLC Put – 1 Year Eurodollar Futures Strike Price 99.25%
257	99.250	06/15/15	36,944
Morgan Stanley & Co. International PLC Call – 1 Year Eurodollar Futures Strike Price 99.375%
759	99.375	06/15/15	308,344
Morgan Stanley & Co. International PLC Call – 1 Year Eurodollar Futures Strike Price 99.625%
138	99.625	03/16/15	28,463
Morgan Stanley & Co. International PLC Put – 3 Year Eurodollar Futures Strike Price 96.63%
254	96.625	12/12/14	17,463
Morgan Stanley & Co. International PLC Put – 3 Year Eurodollar Futures Strike Price 96.75%
126	96.750	10/10/14	788
Morgan Stanley & Co. International PLC Put – 3 Year Eurodollar Futures Strike Price 97.13%
254	97.125	12/12/14	112,712

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Contracts	Exercise Rate	Expiration Date	Value

Options Purchased – (continued)
Option on Futures – (continued)
Morgan Stanley & Co. International PLC Put – 3 Year Eurodollar Futures Strike Price 97.25%
126	97.250%	10/10/14	$54,338
Morgan Stanley & Co. International PLC Put – 4 Year Eurodollar Futures Strike Price 96.88%
128	96.875	12/12/14	39,200
Morgan Stanley & Co. International PLC Put – 4 Year Eurodollar Futures Strike Price 97.38%
128	97.375	12/12/14	3,200
Morgan Stanley & Co. International PLC Call – 4 Year Eurodollar Futures Strike Price 99.50%
276	99.500	06/15/15	62,100

TOTAL OPTIONS PURCHASED
(Cost $8,043,151)			$6,947,399

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investments – 4.9%
Repurchase Agreement(g) – 4.9%
Joint Repurchase Agreement Account II
$6,000,000	0.012%	10/01/14	$6,000,000
(Cost $6,000,000)

TOTAL INVESTMENTS – 70.9%
(Cost $89,153,929)			$87,763,911

Reverse Repurchase Agreements – (0.8)%
Citigroup Reverse Repurchase Agreement
(648,648)	0.500	10/02/14	(648,648)
(293,000)	0.500	10/27/14	(293,000)
(Collateralized by $12,960,000 Republic of Argentina, 0.000% to 1.000% maturing 12/15/35 with a value of $995,610)(h)

TOTAL REVERSE REPURCHASE AGREEMENTS – (0.8)%
(Cost $941,648)			$(941,648)

OTHER ASSETS IN EXCESS OF OTHER LIABILITIES – 29.9%			37,045,945

NET ASSETS – 100.0%			$123,868,208

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $6,374,111, which represents approximately 5.2% of net assets as of September 30, 2014.
(b)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(c)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect at September 30, 2014.
(d)	All or a portion of the security was pledged as collateral against open reverse repurchase agreements. As of September 30, 2014, the value of securities pledged amounted to $445,360.
(e)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.
(f)	Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect at September 30, 2014.
(g)	Joint repurchase agreement was entered into on September 30, 2014. Additional information appears on page 47.
(h)	Includes a portion of amount attributable to receivable for investment securities sold on the Statement of Assets and Liabilities.

Currency Abbreviations:
AUD	—Australian Dollar
BRL	—Brazilian Real
CAD	—Canadian Dollar
CHF	—Swiss Franc
CLP	—Chilean Peso
CNH	—Chinese Yuan Renminbi Offshore
COP	—Colombian Peso
DOP	—Dominican Peso
EUR	—Euro
GBP	—British Pound
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
ILS	—Israeli Shekel
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
MYR	—Malaysian Ringgit
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
PHP	—Philippine Peso
PLN	—Polish Zloty
RUB	—Russian Ruble
SEK	—Swedish Krona
SGD	—Singapore Dollar
TRY	—Turkish Lira
TWD	—Taiwan Dollar
USD	—U.S. Dollar
ZAR	—South African Rand
ZMW	—Zambian Kwacha

Investment Abbreviations:
AUDOR	—Australian Dollar Offered Rate
BP	—British Pound Offered Rate
BUBOR	—Budapest Interbank Offered Rate
CDOR	—Canadian Dollar Offered Rate
CHFOR	—Swiss Franc Offered Rate
CLICP	—Sinacofi Chile Interbank Rate
CLO	—Collateralized Loan Obligation
DTF	—Depósitos Termino Fijo
EURO	—Euro Offered Rate
FHLB	—Federal Home Loan Bank
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
GO	—General Obligation
JIBAR	—Johannesburg Interbank Agreed Rate
JYOR	—Japanese Yen Offered Rate
KLIBOR	—Kuala Lumpur Interbank Offered Rate
KWCDC	—South Korean Won Certificate of Deposit
LIBOR	—London Interbank Offered Rate
NIBOR	—Norwegian Interbank Offered Rate
NZDOR	—New Zealand Dollar Offered Rate
OTC	—Over the Counter
RB	—Revenue Bond
REMIC	—Real Estate Mortgage Investment Conduit
STIBOR	—Stockholm Interbank Offered Rate
TIIE	—La Tasa de Interbank Equilibrium Interest Rate
WIBOR	—Warsaw Interbank Offered Rate

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Consolidated Schedule of Investments (continued)

September 30, 2014 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At September 30, 2014, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
Citibank NA	AUD/JPY	12/17/14	$269,813	$871
	AUD/USD	12/17/14	3,088,686	10,587
	CAD/CHF	12/17/14	946,859	1,096
	CHF/EUR	12/17/14	601,550	1,971
	EUR/CAD	12/17/14	341,420	908
	EUR/NOK	12/17/14	184,644	72
	EUR/PLN	12/17/14	610,386	1,274
	EUR/USD	12/17/14	1,238,485	169
	GBP/EUR	12/17/14	2,653,897	43,224
	GBP/JPY	12/17/14	171,814	570
	GBP/USD	12/17/14	3,109,822	17,581
	MXN/USD	12/17/14	622,035	2,035
	NOK/EUR	12/17/14	2,430,211	37,326
	NZD/USD	12/17/14	1,233,774	3,768
	PHP/USD	10/20/14	309,304	304
	RUB/USD	11/17/14	141,532	247
	SEK/EUR	12/17/14	3,530,947	6,986
	TWD/USD	10/20/14	620,387	387
	USD/AUD	11/13/14	170,587	237
	USD/AUD	12/17/14	12,720,775	446,542
	USD/BRL	10/14/14	1,227,861	13,139
	USD/BRL	10/22/14	605,316	17,684
	USD/BRL	10/24/14	3,083,014	242,824
	USD/BRL	10/27/14	490,493	7,712
	USD/BRL	10/31/14	307,938	24,637
	USD/CAD	11/06/14	244,430	3,619
	USD/CAD	12/17/14	4,749,152	53,822
	USD/CHF	11/06/14	116,303	1,971
	USD/CHF	12/17/14	7,323,897	153,211
	USD/CNH	12/17/14	7,420,225	18,775
	USD/EUR	10/30/14	23,788,406	528,763
	USD/EUR	12/17/14	18,015,307	519,330
	USD/GBP	10/22/14	2,152,308	18,060
	USD/GBP	12/17/14	5,640,909	59,006
	USD/HUF	12/17/14	870,112	21,712
	USD/IDR	10/31/14	422,134	7,488
	USD/ILS	12/17/14	1,714,927	109,750
	USD/INR	10/07/14	1,210,059	18,935
	USD/INR	10/14/14	1,204,902	20,098
	USD/INR	10/27/14	610,250	9,750
	USD/INR	10/29/14	798,204	7,796
	USD/JPY	11/07/14	1,102,550	8,775
	USD/JPY	12/17/14	8,323,707	237,983
	USD/KRW	10/14/14	1,199,836	25,164
	USD/KRW	10/22/14	183,466	2,325
	USD/KRW	10/23/14	432,397	5,603
	USD/KRW	10/27/14	920,373	8,877
	USD/MXN	10/31/14	1,569,995	30,984
	USD/MXN	12/17/14	4,389,989	68,811

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
Citibank NA (continued)	USD/MYR	10/03/14	$1,134,020	$8,604
	USD/MYR	10/07/14	1,354,170	38,830
	USD/MYR	10/20/14	1,187,182	21,103
	USD/NOK	11/06/14	70,260	909
	USD/NOK	12/17/14	738,360	8,397
	USD/NZD	11/13/14	354,604	3,146
	USD/NZD	12/17/14	5,843,314	244,249
	USD/PHP	10/14/14	600,907	14,093
	USD/PHP	10/20/14	609,416	8,584
	USD/PHP	08/14/15	3,546,830	115,170
	USD/PHP	08/19/15	3,509,311	112,689
	USD/PLN	11/10/14	267,941	4,137
	USD/RUB	10/02/14	714,028	29,728
	USD/RUB	10/20/14	302,772	8,228
	USD/RUB	10/24/14	2,924,780	371,969
	USD/RUB	10/27/14	1,218,269	20,731
	USD/RUB	11/17/14	1,122,555	75,647
	USD/SEK	11/06/14	799,336	10,305
	USD/SEK	12/17/14	2,625,654	43,676
	USD/SGD	12/17/14	3,591,816	65,694
	USD/TRY	10/31/14	1,232,410	38,428
	USD/TRY	12/17/14	5,315,244	209,842
	USD/TWD	10/17/14	1,225,100	12,900
	USD/TWD	10/20/14	1,225,983	10,017
TOTAL				$4,299,835

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
Citibank NA	AUD/NOK	12/17/14	$207,443	$(483)
	AUD/SEK	12/17/14	160,026	(597)
	AUD/USD	11/13/14	159,652	(242)
	AUD/USD	12/17/14	12,080,986	(370,612)
	BRL/USD	10/14/14	1,661,652	(96,233)
	BRL/USD	10/27/14	606,607	(13,393)
	CAD/JPY	12/17/14	136,062	(540)
	CAD/USD	11/06/14	391,222	(5,764)
	CAD/USD	12/17/14	2,661,536	(49,713)
	CHF/USD	12/17/14	1,613,173	(36,940)
	CNH/USD	12/17/14	2,410,959	(12,041)
	EUR/CHF	12/17/14	3,642,187	(2,556)
	EUR/GBP	12/17/14	3,604,965	(67,699)
	EUR/HUF	12/17/14	305,203	(5,692)
	EUR/NOK	12/17/14	1,223,055	(19,955)
	EUR/PLN	12/17/14	1,208,976	(8,404)
	EUR/USD	10/30/14	9,162,936	(160,100)
	EUR/USD	12/17/14	14,840,911	(226,406)
	GBP/JPY	12/17/14	161,048	(284)
	GBP/USD	10/22/14	1,962,176	(16,367)
	GBP/USD	12/17/14	2,425,193	(35,793)

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Consolidated Schedule of Investments (continued)

September 30, 2014 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
Citibank NA (continued)	HUF/USD	12/17/14	$608,454	$(11,546)
	IDR/USD	10/31/14	422,134	(16,877)
	IDR/USD	11/03/14	616,996	(1,004)
	ILS/USD	12/17/14	1,763,775	(35,258)
	INR/USD	10/07/14	1,210,059	(16,699)
	INR/USD	10/14/14	3,132,322	(36,170)
	INR/USD	10/27/14	2,533,024	(42,318)
	INR/USD	10/29/14	16,808	(123)
	JPY/SEK	12/17/14	120,248	(2,368)
	JPY/USD	11/07/14	1,016,219	(8,607)
	JPY/USD	12/17/14	10,746,018	(272,094)
	KRW/USD	10/14/14	617,881	(119)
	KRW/USD	10/27/14	606,605	(12,395)
	MXN/USD	10/31/14	620,553	(11,122)
	MXN/USD	12/17/14	6,740,257	(120,076)
	MYR/USD	10/03/14	1,134,020	(25,849)
	MYR/USD	10/07/14	837,314	(21,220)
	MYR/USD	10/20/14	804,053	(1,947)
	MYR/USD	10/29/14	949,852	(4,730)
	NOK/EUR	12/17/14	1,241,013	(2,509)
	NOK/USD	12/17/14	1,231,585	(14,820)
	NZD/EUR	12/17/14	147,255	(539)
	NZD/GBP	12/17/14	257,941	(3,819)
	NZD/JPY	12/17/14	196,649	(5,564)
	NZD/USD	11/13/14	349,548	(2,877)
	NZD/USD	12/17/14	4,892,062	(224,627)
	PHP/USD	10/20/14	619,589	(411)
	PHP/USD	10/29/14	308,614	(1,386)
	PHP/USD	02/17/15	3,549,736	(112,264)
	PHP/USD	02/20/15	3,512,069	(109,931)
	PLN/USD	11/10/14	258,444	(4,020)
	PLN/USD	12/17/14	3,679,953	(99,136)
	RUB/USD	10/02/14	714,028	(46,823)
	RUB/USD	10/17/14	300,076	(8,924)
	RUB/USD	10/24/14	2,761,497	(265,452)
	RUB/USD	10/27/14	1,203,191	(34,809)
	RUB/USD	11/17/14	973,068	(63,660)
	SEK/USD	11/06/14	721,765	(9,315)
	SEK/USD	12/17/14	1,338,710	(25,845)
	SGD/USD	12/17/14	1,227,733	(10,267)
	TRY/USD	10/31/14	586,862	(13,199)
	TRY/USD	12/17/14	4,114,025	(116,692)
	TWD/USD	10/17/14	1,236,311	(689)
	TWD/USD	10/27/14	614,900	(4,100)
	USD/CHF	12/17/14	210,477	(203)
	USD/GBP	12/17/14	1,221,507	(3,929)
	USD/MXN	12/17/14	1,864,952	(5,952)
	USD/TRY	12/17/14	622,177	(2,177)
	ZAR/USD	10/31/14	239,641	(7,551)
TOTAL				$(2,971,826)

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At September 30, 2014, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Eurodollars	(8)	December 2014	$(1,995,100)	$(1,918)
Eurodollars	(8)	March 2015	(1,993,300)	(2,418)
Eurodollars	(8)	June 2015	(1,988,900)	(1,318)
Eurodollars	(8)	September 2015	(1,983,600)	(118)
Eurodollars	(8)	December 2015	(1,977,900)	582
Eurodollars	(273)	March 2017	(66,594,937)	87,930
Eurodollars	(234)	June 2017	(56,970,225)	93,990
Eurodollars	(139)	September 2017	(33,789,162)	70,272
Eurodollars	232	September 2018	56,178,800	45,878
Eurodollars	232	December 2018	56,141,100	71,978
Eurodollars	232	March 2019	56,109,200	96,628
Eurodollars	232	June 2019	56,077,300	121,278
French 10 Year Government Bonds	(19)	December 2014	(3,449,707)	(30,901)
S&P 500 E-Mini Index	(131)	December 2014	(12,874,025)	141,577
10 Year German Euro-Bund	14	December 2014	2,647,101	21,544
TOTAL				$714,984

SWAP CONTRACTS — At September 30, 2014, the Fund had the following swap contracts:

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS

					Rates Exchanged
Counterparty	Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Unrealized Gain (Loss)*
Bank of America Securities LLC	BRL	6,490		01/02/17	11.730%	1 month Brazilian Interbank Deposit Average	$(14,736)
	MXN	30,720	(a)	06/21/18	Mexico Interbank TIIE 28 Days	5.490%	18,082
	MYR	10,000		01/22/19	3 month KLIBOR	4.060	(13,462)
	BRL	1,470		01/04/21	12.052	1 month Brazilian Interbank Deposit Average	512
	MXN	33,230	(a)	06/21/21	6.450	Mexico Interbank TIIE 28 Days	(25,782)
	KRW	1,065,580		01/16/24	3 month KWCDC	3.445	(66,342)
	MXN	2,150		08/19/24	7.260%	Mexico Interbank TIIE 28 Days	(2,074)
		11,250	(a)	06/11/26	Mexico Interbank TIIE 28 Days	7.040%	11,402
	KRW	4,896,850	(a)	01/23/29	3 month KWCDC	3.665	(82,071)
		4,896,850		07/30/29	3.220	3 month KWCDC	5,505
Barclays Bank PLC		3,680,630		09/23/24	3 month KWCDC	3.138	(23,797)

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Consolidated Schedule of Investments (continued)

September 30, 2014 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS (continued)

					Rates Exchanged
Counterparty	Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Unrealized Gain (Loss)*
Citibank NA	BRL	4,140		01/02/17	11.455	1 month Brazilian Interbank Deposit Average	$(17,327)
	KRW	1,805,420		03/07/17	2.875	3 month KWCDC	24,358
	CLP	79,470		03/13/19	6 month CLICP	4.650	(3,225)
		268,540		09/12/19	6 month CLICP	4.050	3,082
	BRL	1,200		01/04/21	11.640	1 month Brazilian Interbank Deposit Average	(5,305)
		2,510		01/04/21	11.765	1 month Brazilian Interbank Deposit Average	(7,964)
	KRW	844,100		01/10/24	3 month KWCDC	3.475	(54,689)
	MYR	5,210		01/15/24	3 month KLIBOR	4.575	(33,083)
Credit Suisse International (London)	CLP	1,311,400		03/28/16	6 month CLICP	3.860	(19,465)
	BRL	3,560		01/02/17	11.770	1 month Brazilian Interbank Deposit Average	(7,085)
	CLP	651,080		04/28/17	6 month CLICP	3.980	(13,210)
		152,710		05/12/17	6 month CLICP	3.950	(2,855)
		34,200		07/28/17	6 month CLICP	3.640	(96)
	BRL	1,370		01/02/18	11.120	1 month Brazilian Interbank Deposit Average	(12,406)
		2,580		01/02/18	11.935	1 month Brazilian Interbank Deposit Average	(5,329)
	CLP	440,910		02/25/19	6 month CLICP	4.580	(16,438)
		191,950		03/06/19	6 month CLICP	4.610	(7,368)
		40,820		03/13/19	6 month CLICP	4.660	(1,685)
		24,000		03/26/19	6 month CLICP	4.540	(899)
		200,270		04/11/19	6 month CLICP	4.380	(4,944)
		779,810		09/08/19	6 month CLICP	3.930	15,875
Deutsche Bank AG	BRL	15,260		01/04/16	11.650	1 month Brazilian Interbank Deposit Average	(16,056)
		2,270		01/02/17	1 month Brazilian Interbank Deposit Average	11.560	7,809
	BRL	5,630		01/02/17	1 month Brazilian Interbank Deposit Average	11.800%	9,956
		6,720		01/02/17	11.820%	1 month Brazilian Interbank Deposit Average	(11,020)
	KRW	640,300		03/03/17	2.850	3 month KWCDC	8,290
	MXN	4,920	(a)	06/12/17	Mexico Interbank TIIE 28 Days	4.660	1,509

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS (continued)

					Rates Exchanged
Counterparty	Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Unrealized Gain (Loss)*
Deutsche Bank AG (continued)	MXN	9,870	(a)	06/13/17	Mexico Interbank TIIE 28 Days	4.685	$2,717
		9,850	(a)	06/14/17	Mexico Interbank TIIE 28 Days	4.830	723
		19,680	(a)	06/15/17	Mexico Interbank TIIE 28 Days	4.795	2,521
		10,550	(a)	06/16/17	Mexico Interbank TIIE 28 Days	4.725	2,455
	BRL	1,220		01/02/18	11.150	1 month Brazilian Interbank Deposit Average	(10,705)
		1,520		01/02/18	11.450	1 month Brazilian Interbank Deposit Average	(9,054)
		3,560		01/02/18	11.750	1 month Brazilian Interbank Deposit Average	(11,742)
		8,930		01/02/18	11.930	1 month Brazilian Interbank Deposit Average	(15,151)
		8,940		01/02/18	11.530	1 month Brazilian Interbank Deposit Average	(48,079)
	MXN	64,570	(a)	06/07/18	Mexico Interbank TIIE 28 Days	5.800	21,405
		10,010	(a)	06/20/18	Mexico Interbank TIIE 28 Days	5.510	5,585
		26,080	(a)	06/21/18	Mexico Interbank TIIE 28 Days	5.840	8,319
		25,920	(a)	06/25/18	Mexico Interbank TIIE 28 Days	5.690	10,943
	MXN	20,040	(a)	07/25/18	Mexico Interbank TIIE 28 Days	5.545%	12,404
		29,340	(a)	07/26/18	Mexico Interbank TIIE 28 Days	5.580	16,859
		14,610	(a)	08/15/18	Mexico Interbank TIIE 28 Days	5.550	9,863

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Consolidated Schedule of Investments (continued)

September 30, 2014 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS (continued)

					Rates Exchanged
Counterparty	Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Unrealized Gain (Loss)*
Deutsche Bank AG (continued)	CLP	343,640		02/24/19	6 month CLICP	4.595	$(13,185)
		113,000		03/26/19	6 month CLICP	4.550	(4,320)
		185,880		04/11/19	6 month CLICP	4.390	(4,603)
	MXN	68,260	(a)	06/06/19	6.760%	Mexico Interbank TIIE 28 Days	(7,694)
		27,510	(a)	06/20/19	6.770	Mexico Interbank TIIE 28 Days	(3,321)
		27,340	(a)	06/24/19	6.680	Mexico Interbank TIIE 28 Days	(4,955)
	CLP	119,230		07/28/19	6 month CLICP	4.000	1,427
	COP	2,311,520		09/24/19	Columbia 90 Days DTF	5.340	2,563
	MXN	5,270	(a)	06/08/20	5.800	Mexico Interbank TIIE 28 Days	(3,431)
		10,590	(a)	06/09/20	5.840	Mexico Interbank TIIE 28 Days	(5,562)
		10,570	(a)	06/10/20	5.950	Mexico Interbank TIIE 28 Days	(1,779)
		21,110	(a)	06/11/20	5.930	Mexico Interbank TIIE 28 Days	(5,108)
		9,830	(a)	06/12/20	5.860	Mexico Interbank TIIE 28 Days	(4,296)
	BRL	1,270		01/04/21	1 month Brazilian Interbank Deposit Average	11.810	2,945
		3,170		01/04/21	1 month Brazilian Interbank Deposit Average	11.940	2,185
		6,310		01/04/21	1 month Brazilian Interbank Deposit Average	11.550	36,073
	MXN	11,080	(a)	06/16/21	6.500%	Mexico Interbank TIIE 28 Days	(6,724)
		21,570		07/21/21	6.425	Mexico Interbank TIIE 28 Days	(21,662)
		31,580		07/22/21	6.500	Mexico Interbank TIIE 28 Days	(24,471)

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS (continued)

					Rates Exchanged
Counterparty	Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Unrealized Gain (Loss)*
Deutsche Bank AG (continued)	MXN	15,620		08/11/21	6.400	Mexico Interbank TIIE 28 Days	$(18,350)
		13,080		12/05/23	6.710	Mexico Interbank TIIE 28 Days	32,434
	KRW	3,338,630		12/17/23	3 month KWCDC	3.456%	(206,622)
		515,430		01/08/24	3 month KWCDC	3.470	(33,211)
		2,300,000		01/22/24	3 month KWCDC	3.470	(147,542)
		892,670		07/30/24	3 month KWCDC	2.905	(16,124)
	MXN	3,790		08/16/24	7.265	Mexico Interbank TIIE 28 Days	(3,595)
	MYR	6,450		08/18/24	3 month KLIBOR	4.460	(17,154)
	MXN	2,010	(a)	06/02/25	Mexico Interbank TIIE 28 Days	6.660	1,112
		4,310	(a)	06/03/25	Mexico Interbank TIIE 28 Days	6.700	1,420
		4,300	(a)	06/04/25	Mexico Interbank TIIE 28 Days	6.770	(288)
		8,230	(a)	06/05/25	Mexico Interbank TIIE 28 Days	6.746	663
		4,110	(a)	06/06/25	Mexico Interbank TIIE 28 Days	6.670	2,172
		3,750	(a)	06/10/26	Mexico Interbank TIIE 28 Days	7.070	3,164
		7,380	(a)	07/15/26	Mexico Interbank TIIE 28 Days	6.935	13,081
		10,800	(a)	07/16/26	Mexico Interbank TIIE 28 Days	7.020	14,224
		5,410	(a)	08/05/26	Mexico Interbank TIIE 28 Days	6.930	10,334
JPMorgan Securities, Inc.	MXN	19,380		07/23/19	5.000%	Mexico Interbank TIIE 28 Days	(23,479)
	CLP	332,930		08/20/19	6 month CLICP	3.720%	11,660
	BRL	2,410		01/04/21	1 month Brazilian Interbank Deposit Average	11.270	22,615

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Consolidated Schedule of Investments (continued)

September 30, 2014 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS (continued)

					Rates Exchanged
Counterparty	Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Unrealized Gain (Loss)*
JPMorgan Securities, Inc. (continued)		2,180		01/02/23	11.310	1 month Brazilian Interbank Deposit Average	$(21,460)
	KRW	245,420		01/07/24	3 month KWCDC	3.471	(15,835)
		1,418,180		01/13/24	3 month KWCDC	3.465	(90,769)
		150,550		01/15/24	3 month KWCDC	3.445	(9,376)
		1,606,510		01/27/24	3 month KWCDC	3.383	(91,655)
		314,600		07/03/24	3 month KWCDC	2.965	(7,406)
		6,272,680		09/19/24	3 month KWCDC	3.126	(37,832)
Morgan Stanley & Co. International PLC	BRL	7,720		01/04/16	11.670	1 month Brazilian Interbank Deposit Average	(7,484)
		7,660		01/02/17	11.565	1 month Brazilian Interbank Deposit Average	(26,484)
	CLP	51,590		03/12/19	6 month CLICP	4.640	(2,067)
		134,100		04/15/19	6 month CLICP	4.350	(2,871)
		153,490		05/09/19	6 month CLICP	4.280	(2,227)
		335,570		08/28/19	6 month CLICP	3.755	11,053
	COP	1,483,860		09/25/19	Columbia 90 Days DTF	5.360	1,029
	BRL	1,520	(a)	01/04/21	12.223	1 month Brazilian Interbank Deposit Average	—
		2,260		01/04/21	1 month Brazilian Interbank Deposit Average	11.410	17,022
		3,520		01/04/21	1 month Brazilian Interbank Deposit Average	11.200	36,253
		5,070		01/04/21	11.475	1 month Brazilian Interbank Deposit Average	(34,459)
		3,220		01/02/23	11.255	1 month Brazilian Interbank Deposit Average	(34,247)
	KRW	1,043,170		01/09/24	3 month KWCDC	3.455	(65,936)
		178,050		01/20/24	3 month KWCDC	3.440	(10,999)
TOTAL							$(1,178,424)

*	There are no upfront payments on the swaps contracts, therefore the unrealized gain (loss) on the swaps contracts is equal to their market value.
(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2014.

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

				Rates Exchanged		Market Value
Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
ZAR	2,490		01/09/16	6.218%	3 month JIBAR	$1	$(1,080)
	6,040		03/25/16	6.980	3 month JIBAR	(13)	1,521
	6,020		03/26/16	6.990	3 month JIBAR	(13)	1,581
HUF	450,010	(a)	07/01/16	6 month BUBOR	2.370%	9	435
	$7,100	(a)	02/01/17	3 month LIBOR	1.625	(5,374)	7,463
	500		03/19/17	3 month LIBOR	0.750	3,048	603
	34,100	(a)	08/04/17	3 month LIBOR	2.195	(28,688)	17,510
ZAR	26,350		08/29/17	6.860	3 month JIBAR	5	(21,571)
	26,290		09/04/17	6.850	3 month JIBAR	12	(12,360)
GBP	14,020	(a)	09/12/17	6 month GBP	2.250	7,903	(15,555)
	$2,900		12/17/17	3 month LIBOR	1.500	(4,990)	3,544
JPY	4,889,780	(a)	02/12/19	6 month JYOR	0.420	(695,323)	491,149
ZAR	16,840		08/29/19	3 month JIBAR	7.220	6	25,073
	22,860		09/03/19	7.315	3 month JIBAR	(58)	(17,461)
	16,960		09/04/19	3 month JIBAR	7.230	55	18,616
HUF	394,525		09/05/19	6 month BUBOR	2.92	8	2,010
ZAR	18,760		09/08/19	7.310	3 month JIBAR	(47)	(16,594)
PLN	5,920		09/11/19	2.360	6 month WIBOR	9	1,648
	$243,300	(a)	09/18/19	3 month LIBOR	3.233	(89,674)	(415,076)
MXN	21,960		09/23/19	Mexico Interbank TIIE 28 Days	5.480	8	(4,278)
EUR	8,600	(a)	12/17/19	1.000	6 month EURO	262,476	16,129
	$18,300	(a)	12/17/19	3 month LIBOR	2.250	(213,403)	56,040
SEK	73,390	(a)	12/17/19	3 month STIBOR	1.250	(89,431)	23,384
NZD	14,900	(a)	12/17/19	4.500	3 month NZDOR	(32,957)	79,412
AUD	8,390	(a)	12/17/19	6 month AUDOR	3.750	(81,050)	(45,155)
GBP	3,150	(a)	12/17/19	6 month GBP	2.250	(34,778)	(6,501)
	$3,600	(a)	10/02/20	2.532	3 month LIBOR	18	—
GBP	6,620	(a)	02/05/21	2.840	6 month GBP	(176,920)	347,003
	$10,700		03/19/21	3 month LIBOR	2.750	(227,785)	(121,541)
	51,400	(a)	08/04/21	3.025	3 month LIBOR	175,992	103,532
GBP	14,240	(a)	09/12/21	2.680	6 month GBP	(98,255)	125,073
	$50,200	(a)	12/17/21	3 month LIBOR	2.500	(235,066)	(43,343)
EUR	940	(a)	12/17/21	6 month EURO	1.500	(60,437)	883
JPY	2,110,580	(a)	12/17/21	6 month JYOR	0.500	(114,531)	25,175
	7,096,060	(a)	02/12/22	1.080	6 month JYOR	(866,425)	1,537,230
	$3,200	(a)	10/01/22	2.760	3 month LIBOR	12	(2,910)
JPY	1,755	(a)	12/20/22	1.250	6 month JYOR	179	251
	583,400	(a)	12/19/23	1.250	6 month JYOR	42,587	50,942
SEK	11,125	(a)	12/19/23	3 month STIBOR	3.500	(72,307)	(8,682)
CAD	7,630	(a)	12/19/23	4.000	6 month CDOR	231,288	20,063
	$5,715	(a)	12/19/23	4.500	3 month LIBOR	196,621	79,812
NZD	200	(a)	12/19/23	5.750	3 month NZDOR	(1,395)	6,873
AUD	330		12/19/23	6 month AUDOR	5.500	(13,908)	729
CHF	2,375	(a)	12/19/23	6 month CHFOR	2.500	(148,321)	(3,923)
EUR	6,555	(a)	12/19/23	6 month EURO	3.250	(939,869)	300,518
GBP	1,990	(a)	12/19/23	6 month GBP	3.750	(110,094)	1,385
	$20,500	(a)	01/30/24	4.252	3 month LIBOR	111,327	646,496
	1,260	(a)	04/04/24	4.000	3 month LIBOR	(6,510)	38,068
HUF	28,740		05/19/24	4.360	6 month BUBOR	1	5,770
PLN	1,140	(a)	05/20/24	6 month WIBOR	4.095	2	(10,123)
	1,370	(a)	07/09/24	6 month WIBOR	3.880	5	(7,974)
	1,410	(a)	07/10/24	6 month WIBOR	3.826	2	(7,246)

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Consolidated Schedule of Investments (continued)

September 30, 2014 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS (continued)

				Rates Exchanged		Market Value
Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
ZAR	3,860	(a)	08/06/24	9.210%	3 month JIBAR	$2	$1,165
PLN	800	(a)	08/21/24	6 month WIBOR	3.325%	1	1,151
ZAR	7,910	(a)	08/28/24	8.887	3 month JIBAR	4	(3,980)
PLN	890	(a)	09/09/24	6 month WIBOR	3.255	1	2,156
	290		09/09/24	6 month WIBOR	3.260	—	684
MXN	19,330		09/11/24	6.270	Mexico Interbank TIIE 28 Days	7	(12,083)
	10,310		09/12/24	6.315	Mexico Interbank TIIE 28 Days	4	(3,746)
	10,560		09/13/24	6.320	Mexico Interbank TIIE 28 Days	4	(3,248)
AUD	3,540	(a)	09/17/24	4.500	6 month AUDOR	(2,764)	7,757
GBP	2,270	(a)	09/17/24	6 month GBP	3.250	(24,889)	(6,743)
	$1,330		09/25/24	3 month LIBOR	2.670	7	(2,232)
PLN	4,200		09/26/24	6 month WIBOR	3.340	6	6,081
	$8,960	(a)	12/17/24	3 month LIBOR	3.000	(159,101)	(59,594)
SEK	10,850	(a)	12/17/24	3 month STIBOR	1.750	2,671	3,714
	$3,100	(a)	12/17/24	3.000	3 month LIBOR	87,684	(12,019)
CAD	3,830	(a)	12/17/24	3.000	6 month CDOR	154,388	(50,598)
AUD	3,050	(a)	12/17/24	4.500	6 month AUDOR	107,674	31,923
NZD	7,630	(a)	12/17/24	5.000	3 month NZDOR	127,526	62,738
EUR	2,890	(a)	12/17/24	6 month EURO	2.000	(320,949)	32,555
GBP	5,580	(a)	12/17/24	6 month GBP	3.000	(372,674)	1,192
JPY	1,471,500	(a)	12/17/24	6 month JYOR	0.750	(123,338)	35,188
NOK	20,055	(a)	12/18/24	3 month NIBOR	3.500	(37,094)	(7,167)
GBP	5,400	(a)	12/18/24	3.250	6 month GBP	43,910	22,827
EUR	7,100	(a)	12/18/24	6 month EURO	2.000	13,566	(44,171)
JPY	5,782,430	(a)	02/14/25	6 month JYOR	1.720	(764,198)	141,899
	590,250	(a)	05/09/25	6 month JYOR	1.650	27,889	(73,494)
	$27,800	(a)	08/04/26	3 month LIBOR	3.409	(154,636)	(266,075)
GBP	7,720	(a)	09/12/26	6 month GBP	2.980	75,247	(153,307)
	$2,300	(a)	09/28/26	3.280	3 month LIBOR	12	3,102
JPY	360,820	(a)	05/09/27	1.880	6 month JYOR	(21,231)	72,968
	$6,000		03/19/29	3 month LIBOR	3.500	(17,106)	(404,566)
	1,800	(a)	12/17/29	3 month LIBOR	3.250	(30,402)	(23,107)
	2,100	(a)	12/17/29	3.250	3 month LIBOR	48,553	13,874
	3,400		12/17/34	3 month LIBOR	3.500	(184,302)	(3,045)
JPY	338,070	(a)	12/18/34	2.250	6 month JYOR	(31,001)	23,422
CAD	400	(a)	12/18/34	3.750	6 month CDOR	(759)	(346)
AUD	790	(a)	12/18/34	5.000	6 month AUDOR	(3,524)	3,967
EUR	960	(a)	12/18/34	6 month EURO	2.250	4,924	27,518
GBP	5,410	(a)	12/18/34	6 month GBP	3.250	44,228	(22,552)
	3,680	(a)	02/05/36	6 month GBP	3.500	(123,539)	(331,188)
	$6,900	(a)	01/30/39	3 month LIBOR	4.370	(294,266)	(433,480)
	600	(a)	12/17/44	3 month LIBOR	3.500	(13,242)	(18,834)
	3,980	(a)	12/17/44	3.500	3 month LIBOR	148,160	64,613
GBP	2,960	(a)	12/17/44	6 month GBP	3.250	(288,688)	(64,156)
JPY	513,590	(a)	12/20/44	2.250	6 month JYOR	(42,336)	4,094
EUR	280	(a)	12/20/44	6 month EURO	2.500	(3,606)	(1,884)
GBP	5,945	(a)	12/20/44	6 month GBP	3.000	16,430	(12,480)
	TOTAL					$(5,426,795)	$1,825,041

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2014.

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at September 30, 2014(b)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Purchased:
Bank of America Securities LLC	People’s Republic of China, 4.250%, 10/28/14	$180	(1.000)%	06/20/19	0.809%	$(1,046)	$(558)
Barclays Bank PLC		250	(1.000)	03/20/19	0.760	(853)	(1,796)
Citibank NA		4,340	(1.000)	03/20/19	0.760	(32,306)	(13,680)
		14,980	(1.000)	06/20/19	0.809	(129,652)	(3,833)
JPMorgan Securities, Inc.		250	(1.000)	03/20/19	0.760	(788)	(1,860)
		330	(1.000)	06/20/19	0.809	(1,867)	(1,074)
TOTAL						$(166,512)	$(22,801)

(b)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

					Market Value
Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at September 30, 2014(b)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Purchased:
CDX North America Investment Grade Index 21	$14,200	(1.000)%	06/20/19	0.644%	$(219,488)	$(12,198)
Protection Sold:
CDX North America High Yield Index 22	4,846	5.000%	06/20/19	3.546%	389,236	(92,895)
TOTAL					$169,748	$(105,093)

(b)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

OVER THE COUNTER CROSS CURRENCY SWAP CONTRACTS

						Rates Exchanged		Market Value
Counterparty	Notional Amount of Currency Received		Notional Amount of Currency Delivered		Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Bank of America Securities LLC		$522,144	TRY	1,120,000	06/19/19	3 month LIBOR	8.790%	$1,178	$34,845
Citibank NA		931,649		1,935,500	05/16/19	3 month LIBOR	9.370	(3,037)	67,639
		2,004,170		4,325,000	09/05/19	3 month LIBOR	8.640	(790)	176,812
		610,467		1,347,300	09/19/19	3 month LIBOR	8.960	4,803	30,848
JPMorgan Securities, Inc.	TRY	15,380,000		$7,058,284	08/26/15	8.500%	3 month LIBOR	3,241	(319,964)
		$686,952	TRY	1,497,350	08/22/19	3 month LIBOR	8.650	1,901	49,637
		1,679,670		1,680,441	08/26/19	3 month LIBOR	8.690	(771)	126,377
TOTAL								$6,525	$166,194

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Consolidated Schedule of Investments (continued)

September 30, 2014 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS

						Market Value
Counterparty	Notional Amount (000s)		Reference Security	Termination Date	Financing Fee(#)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Bank of America Securities LLC	BRL	910	Notas do Tesouro Nacional Series B 6.000%, 08/15/50	10/14/14	3 month LIBOR	$—	$(126,227)
		700	Notas do Tesouro Nacional Series B 6.000%, 08/15/50	10/27/14	3 month LIBOR	—	(127,287)
		594	Notas do Tesouro Nacional Series B 6.000%, 08/15/50	10/30/14	3 month LIBOR	—	(95,250)
		175	Notas do Tesouro Nacional Series B 6.000%, 08/15/50	12/15/14	3 month LIBOR	—	(28,020)
Citibank NA		$546	Markit IOS Fannie-Mae Index, 30yr Fixed Rate, 4.000%, Series 11	01/12/42	1 month LIBOR	(5,552)	4,272
Credit Suisse International (London)		546	Markit IOS Fannie-Mae Index, 30yr Fixed Rate, 4.000%, Series 11	01/12/42	1 month LIBOR	(811)	(469)
		522	Markit IOS Fannie-Mae Index, 30yr Fixed Rate, 4.000%, Series 11	01/12/43	1 month LIBOR	482	(125)
		869	Markit IOS Fannie-Mae Index, 30yr Fixed Rate, 3.000%, Series 12	01/12/43	1 month LIBOR	3,272	(2,676)
Deutsche Bank AG		427	Markit IOS Fannie-Mae Index, 30yr Fixed Rate, 5.000%, Series 10	01/12/41	1 month LIBOR	4,229	(6,055)
JPMorgan Securities, Inc.		1,092	Markit IOS Fannie-Mae Index, 30yr Fixed Rate, 3.000%, Series 11	01/12/42	1 month LIBOR	(12,128)	9,568
		4,348	Markit IOS Fannie-Mae Index, 30yr Fixed Rate, 3.000%, Series 12	01/12/43	1 month LIBOR	10,948	(7,969)
TOTAL						$440	$(380,238)

#	The Fund receives annual coupon payments in accordance with the swap contracts. On the termination date of the swap contracts, the Fund will either receive from or pay to the counterparty an amount equal to the net of the accrued financing fees and the value of the reference security subtracted from the original notional cost (notional multiplied by the price change of the reference security, converted to U.S. Dollars).

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS ON COMMODITY INDICES

Counterparty	Referenced Obligation(c)	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Unrealized Gain (Loss)*
Merrill Lynch International Bank Ltd.	Dow Jones-UBS Gold Subindex	$2,744	0.00%	03/30/15	$—
	Dow Jones-UBS Lead Subindex	4	0.00	03/30/15	(138)
	Dow Jones-UBS Lead Subindex	1	(0.18)	03/30/15	(39)
	Dow Jones-UBS Natural Gas Subindex	697	0.00	03/30/15	—
	Dow Jones-UBS Natural Gas Subindex	485	0.15	03/30/15	65
	Dow Jones-UBS Soybeans Subindex 3 Month Forward	4,187	0.00	03/30/15	—
	Dow Jones-UBS Aluminum Subindex	297	0.00	03/30/15	—
	Dow Jones-UBS Aluminum Subindex	269	(0.18)	03/30/15	—
	Dow Jones-UBS Soybeans Subindex	554	0.00	03/30/15	—
	Dow Jones-UBS Wheat Subindex	645	0.00	03/30/15	—
	Dow Jones-UBS Copper Subindex	1,262	0.00	03/30/15	1
	Dow Jones-UBS Platinum Index	3	(0.18)	03/30/15	(179)
	Dow Jones-UBS Zinc Subindex	7	(0.18)	03/30/15	(94)
	Merrill Lynch Extra Palladium Excess Return Index	4	(0.18)	03/30/15	(368)
TOTAL					$(752)

(c)	The Fund receives quarterly payments based on any positive monthly return of the Referenced Obligation. The Fund makes payments on any negative monthly return of such referenced obligation.

*	There are no upfront payments on the swap contracts, therefore the unrealized gain/loss of the swap contracts is equal to their market value.

WRITTEN OPTIONS CONTRACTS — At September 30, 2014, the Fund had the following written options:

INTEREST RATE SWAPTION CONTRACTS

Counterparty	Description	Notional Amount (000s)		Expiration Date	Strike Price	Value
Bank of America Securities LLC	Call – OTC – 5 year Swap for the obligation to pay a fixed rate of 4.108% versus the 3 month LIBOR maturing on May 05, 2015		$5,000	05/05/15	4.108%	$(16,926)
Barclays Bank PLC	Call – OTC – 1 year Swap for the obligation to pay a fixed rate of 2.000% versus the 3 month LIBOR maturing on February 24, 2016	GBP	3,200	02/24/15	2.000	(32)
	Call – OTC – 1 year Swap for the obligation to pay a fixed rate of 2.100% versus the 3 month LIBOR maturing on February 24, 2016		3,200	02/24/15	2.100	(15)
Citibank NA	Call – OTC – 5 year Swap for the obligation to pay a fixed rate of 2.650% versus the 3 month LIBOR maturing on November 7, 2019		$3,200	11/05/14	2.650	(85)
	Call – OTC – 5 year Swap for the obligation to pay a fixed rate of 3.050% versus the 3 month LIBOR maturing on November 7, 2019		3,200	11/05/14	3.050	(1)
	Call – OTC – 5 year Swap for the obligation to pay a fixed rate of 2.925% versus the 3 month LIBOR maturing on January 7, 2020		14,700	01/05/15	2.925	(4,062)

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Consolidated Schedule of Investments (continued)

September 30, 2014 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

INTEREST RATE SWAPTION CONTRACTS (continued)

Counterparty	Description	Notional Amount (000s)		Expiration Date	Strike Price	Value
Citibank NA (continued)	Call – OTC – 5 year Swap for the obligation to pay a fixed rate of 3.325% versus the 3 month LIBOR maturing on January 7, 2020		$14,700	01/05/15	3.325%	$(612)
	Call – OTC – 10 year Swap for the obligation to pay a fixed rate of 3.754% versus the 3 month LIBOR maturing on July 17, 2025		6,500	07/15/15	3.754	(30,558)
	Call – OTC – 1 year Swap for the obligation to pay a fixed rate of 3.200% versus the 3 month LIBOR maturing on August 10, 2018		2,700	08/08/16	3.200	(13,040)
Citigroup Global Markets, Inc.	Call – OTC – 1 year Swap for the obligation to pay a fixed rate of 3.100% versus the 3 month LIBOR maturing on January 7, 2020		3,400	08/12/16	3.100	(18,458)
	Call – OTC – 1 year Swap for the obligation to pay a fixed rate of 3.550% versus the 3 month LIBOR maturing on January 7, 2020		3,400	09/06/16	3.550	(12,888)
Credit Suisse International (London)	Call – OTC – 1 year Swap for the obligation to pay a fixed rate of 2.200% versus the 3 month LIBOR maturing on January 7, 2020		7,400	12/16/14	2.200	(28,026)
	Call – OTC – 1 year Swap for the obligation to pay a fixed rate of 2.278% versus the 3 month LIBOR maturing on January 7, 2020		7,400	12/16/14	2.278	(20,311)
	Call – OTC – 1 year Swap for the obligation to pay a fixed rate of 3.475% versus the 3 month LIBOR maturing on January 7, 2020		1,800	12/16/14	3.475	(14,042)
	Call – OTC – 1 year Swap for the obligation to pay a fixed rate of 3.570% versus the 3 month LIBOR maturing on January 7, 2020		1,800	12/16/14	3.570	(8,268)
Deutsche Bank AG	Call – OTC – 1 year Swap for the obligation to pay a fixed rate of 2.160% versus the 3 month LIBOR maturing on November 24, 2016		75,000	11/20/15	2.160	(90,885)
	Call – OTC – 5 year Swap for the obligation to pay a fixed rate of 4.305% versus the 3 month LIBOR maturing on April 07, 2015		4,300	04/01/15	4.305	(6,913)
	Call – OTC – 5 year Swap for the obligation to pay a fixed rate of 7.205% versus the 3 month TIIE maturing on January 9, 2020	MXN	74,130	01/14/15	7.205	(402)
JPMorgan Securities, Inc.	Call – OTC – 1 year Swap for the obligation to pay a fixed rate of 2.000% versus the 3 month GBP maturing on May 26, 2016	GBP	15,900	05/26/15	2.000	(4,495)
	Call – OTC – 1 year Swap for the obligation to pay a fixed rate of 2.150% versus the 3 month GBP maturing on May 26, 2016		15,900	05/26/15	2.150	(4,495)
	Call – OTC – 1 year Swap for the obligation to pay a fixed rate of 2.160% versus the 3 month LIBOR maturing on November 24, 2016		$90,000	11/20/15	2.160	(109,062)
	Call – OTC – 1 year Swap for the obligation to pay a fixed rate of 3.000% versus the 3 month LIBOR maturing on January 7, 2020		3,400	08/19/16	3.000	(20,786)
	Call – OTC – 5 year Swap for the obligation to pay a fixed rate of 7.150% versus the 3 month TIIE maturing on January 31, 2020	MXN	60,130	02/05/15	7.150	(1,078)

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

INTEREST RATE SWAPTION CONTRACTS (continued)

Counterparty	Description	Notional Amount (000s)	Expiration Date	Strike Price	Value
Morgan Stanley Capital Services, Inc.	Call – OTC – 1 year Swap for the obligation to pay a fixed rate of 2.280% versus the 3 month LIBOR maturing on January 7, 2020	$6,000	12/17/14	2.280%	$(16,765)
	Call – OTC – 1 year Swap for the obligation to pay a fixed rate of 3.573% versus the 3 month LIBOR maturing on January 7, 2020	1,500	12/17/14	3.573	(7,034)
	Call – OTC – 1 year Swap for the obligation to pay a fixed rate of 3.595% versus the 3 month LIBOR maturing on March 26, 2019	29,000	03/23/15	3.595	(20,454)
	Call – OTC – 1 year Swap for the obligation to pay a fixed rate of 3.595% versus the 3 month LIBOR maturing on March 27, 2019	29,000	03/25/15	3.595	(21,010)
	Call – OTC – 1 year Swap for the obligation to pay a fixed rate of 3.600% versus the 3 month LIBOR maturing on March 26, 2019	29,000	03/23/15	3.600	(20,219)
	Call – OTC – 1 year Swap for the obligation to pay a fixed rate of 3.635% versus the 3 month LIBOR maturing on March 26, 2019	29,000	03/20/15	3.635	(18,363)
	Call – OTC – 5 year Swap for the obligation to pay a fixed rate of 2.925% versus the 3 month LIBOR maturing on January 7, 2020	9,100	01/05/15	2.925	(2,514)
	Call – OTC – 5 year Swap for the obligation to pay a fixed rate of 3.325% versus the 3 month LIBOR maturing on January 7, 2020	9,100	01/05/15	3.325	(379)
	Put – OTC – 2 year Swap for the obligation to pay a fixed rate of 0.665% versus the 3 month LIBOR maturing on December 2, 2016	64,000	11/28/14	0.665	(1,728)
	Put – OTC – 2 year Swap for the obligation to pay a fixed rate of 0.694% versus the 3 month LIBOR maturing on December 02, 2016	128,000	11/28/14	0.694	(6,579)
	Put – OTC – 3 year Swap for the obligation to pay a fixed rate of 1.075% versus the 3 month LIBOR maturing on March 18, 2018	60,600	03/16/15	1.075	(15,265)
	Put – OTC – 3 year Swap for the obligation to pay a fixed rate of 1.350% versus the 3 month LIBOR maturing on March 18, 2018	60,600	03/16/15	1.350	(91,264)
	Put – OTC – 5 year Swap for the obligation to pay a fixed rate of 3.275% versus the 3 month LIBOR maturing on January 7, 2020	32,200	01/02/15	3.275	(80,568)
TOTAL (Premium Received $2,005,442)		$907,460			$(707,582)

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Consolidated Schedule of Investments (continued)

September 30, 2014 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

WRITTEN OPTIONS CONTRACTS — For the six months ended September 30, 2014, the Fund had the following written swaptions activity:

INTEREST RATE SWAPTION CONTRACTS

	Notional Amount (000s)	Premiums Received
Contracts Outstanding March 31, 2014	$946,760	$4,319,667
Contracts Written	80,300	(2,133,344)
Contracts Bought to Close	(119,600)	(180,881)
Contracts Outstanding September 30, 2014	$907,460	$2,005,442

OPTIONS ON FUTURES CONTRACTS

Counterparty	Description	Contracts	Expiration Date	Strike Price	Value
Morgan Stanley & Co. International PLC	Call – 1 year Eurodollar Futures Strike Price 98.625%	759	06/12/15	0.986%	$(265,650)
	Call – 1 year Eurodollar Futures Strike Price 98.750%	276	06/12/15	0.988	(69,000)
	Call – 1 year Eurodollar Futures Strike Price 98.875%	124	12/12/14	0.989	(35,650)
	Call – 1 year Eurodollar Futures Strike Price 98.875%	138	03/13/15	0.988	(27,131)
	Call – 1 year Eurodollar Futures Strike Price 99.125%	530	12/12/14	0.991	(26,500)
	Call – 1 year Eurodollar Futures Strike Price 99.625%	264	12/12/14	0.996	(1,650)
	Call – 3 year Eurodollar Futures Strike Price 97.625%	126	10/10/14	0.976	(787)
	Call – 3 year Eurodollar Futures Strike Price 97.625%	254	12/12/14	0.976	(11,112)
	Call – 4 year Eurodollar Futures Strike Price 97.125%	256	12/12/14	0.971	(27,200)
	Put – 1 year Eurodollar Futures Strike Price 98.750%	397	12/12/14	0.988	(52,106)
	Put – 1 year Eurodollar Futures Strike Price 99.000%	514	06/15/15	0.990	(28,913)
	Put – 3 year Eurodollar Futures Strike Price 96.875%	508	12/12/14	0.969	(98,425)
	Put – 3 year Eurodollar Futures Strike Price 97.000%	254	10/10/14	0.970	(22,050)
TOTAL (Premium Received $910,031)		4,400			$(666,174)
TOTAL (Premium Received $2,915,473)		911,860			$(1,373,756)

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

WRITTEN OPTIONS CONTRACTS — For the six months ended September 30, 2014, the Fund had the following written options activity:

OPTIONS ON FUTURES CONTRACTS

	Contracts	Premiums Received
Contracts Outstanding March 31, 2014	444	$103,703
Contracts Written	9,288	1,065,837
Contracts Bought to Close	(5,130)	(250,606)
Contracts Expired	(202)	(8,903)
Contracts Outstanding September 30, 2014	4,400	$910,031

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Schedule of Investments

September 30, 2014 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Secured Debt Obligations – 33.3%
Senior Term Loans(a) – 10.4%
Automotive – 0.4%
Allison Transmission, Inc. (BB/Ba2)
$1,158,219	3.750%	08/23/19	$1,144,772

Consumer Cyclical Services – 1.8%
First Data Corp. (BB-/B1)
3,961,000	3.655	09/24/18	3,874,373
HD Supply, Inc. (B+/B1)
1,432,657	4.000	06/28/18	1,415,465

			5,289,838

Consumer Products – 0.5%
Anchor Hocking LLC (B/B2)
1,584,697	9.500	05/21/20	1,210,312
Reynolds Group Issuer, Inc. (B+/B1)
312,000	4.000	12/01/18	308,412

			1,518,724

Diversified Manufacturing – 1.0%
Rexnord LLC (BB-/B2)
2,853,436	4.000	08/21/20	2,804,015

Finance – 1.1%
Flying Fortress, Inc. (BBB-/Ba1)
3,375,000	3.500	06/30/17	3,339,157

Food & Beverage – 0.4%
Rite Aid Corp. (B/B2)
1,108,000	4.875	06/21/21	1,101,075

Health Care – Services – 1.2%
DaVita HealthCare Partners, Inc. (BB/Ba1)
1,439,000	3.500	06/24/21	1,420,840
Surgery Center Holdings, Inc. (B/B2)
2,209,000	5.250	07/09/20	2,200,716

			3,621,556

Media-Non Cable – 1.5%
Univision Communications, Inc. (B+/B2)
2,897,842	4.000	03/01/20	2,841,710
1,621,211	4.000	03/02/20	1,588,787

			4,430,497

Packaging – 0.6%
Ardagh Holdings USA, Inc. (B+/Ba3)
1,624,917	4.000	12/17/19	1,600,543

Retailers – 1.9%
JC Penney Corp., Inc. (B/B2)
2,355,098	5.000	06/14/19	2,333,030
Kate Spade & Co. (B/B2)
893,000	4.000	04/09/21	870,675
Lands End, Inc. (B+/B1)
1,914,689	4.250	04/02/21	1,888,362
Michaels Stores, Inc. (B+/Ba3)
422,400	4.000	01/28/20	417,412

			5,509,479

TOTAL SENIOR TERM LOANS
(Cost $31,089,134)			$30,359,656

Secured Debt Obligations – (continued)
Other Secured Debt Obligations – 22.9%
Automotive(b) – 3.5%
Chrysler Group LLC (B/B1)
$7,457,000	8.000%	06/15/19	$7,904,420
Schaeffler Holding Finance BV (B/B1)(c)(d)
2,350,000	6.875	08/15/18	2,444,000

			10,348,420

Building Materials(b) – 1.7%
Builders FirstSource, Inc. (B/Caa1)(c)
2,837,000	7.625	06/01/21	2,837,000
Headwaters, Inc. (B+/B2)
2,149,000	7.625	04/01/19	2,251,078

			5,088,078

Chemicals(b)(c) – 0.8%
Taminco Global Chemical Corp. (B-/Caa1)
1,989,000	9.750	03/31/20	2,190,386

Consumer Cyclical Services(b) – 2.5%
APX Group, Inc. (B/Ba3)
4,031,000	6.375	12/01/19	3,915,109
First Data Corp. (BB-/B1)(c)
196,000	7.375	06/15/19	205,800
1,185,000	6.750	11/01/20	1,253,138
Sabre, Inc. (B+/Ba3)(c)
1,795,000	8.500	05/15/19	1,934,112

			7,308,159

Entertainment(b)(c) – 1.6%
MU Finance PLC (NR/NR)
3,091,118	8.375	02/01/17	3,199,307
WMG Acquisition Corp. (B+/B1)
321,000	6.000	01/15/21	324,210
1,254,000	5.625	04/15/22	1,257,135

			4,780,652

Finance(c) – 1.7%
International Lease Finance Corp. (BBB-/Ba1)
1,592,000	7.125	09/01/18	1,787,020
TMX Finance LLC/TitleMax Finance Corp. (B/B3)(b)
3,272,000	8.500	09/15/18	3,321,080

			5,108,100

Health Care – Services – 5.6%
CHS/Community Health Systems, Inc. (BB/Ba2)(b)
6,429,000	5.125	08/15/18	6,605,797
HCA, Inc. (BB/Ba3)
6,041,000	3.750	03/15/19	5,935,282
2,669,000	6.500	02/15/20	2,915,882
MedImpact Holdings, Inc. (B-/Caa2)(b)(c)
350,000	10.500	02/01/18	373,188
Tenet Healthcare Corp. (B+/Ba2)
541,000	6.250	11/01/18	572,108

			16,402,257

Media – Cable(b)(c) – 4.0%
Altice Financing SA (BB-/B1)
3,140,000	7.875	12/15/19	3,344,100

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Principal Amount		Interest Rate		Maturity Date	Value

	Secured Debt Obligations – (continued)
	Media – Cable(b)(c) – (continued)
	Numericable Group SA (B+/Ba3)
	$8,094,000	4.875%		05/15/19	$7,992,825
	539,000	6.000		05/15/22	543,042

					11,879,967

	Retailers(b)(c) – 0.3%
	Michaels Stores, Inc. (CCC+/B3)
	826,000	5.875		12/15/20	821,870

	Tobacco(b) – 1.2%
	Vector Group Ltd. (B+/Ba3)
	3,322,000	7.750		02/15/21	3,475,643

	TOTAL OTHER SECURED DEBT OBLIGATIONS
	(Cost $68,393,232)				$67,403,532

	TOTAL SECURED DEBT OBLIGATIONS
	(Cost $99,482,366)				$97,763,188

	Unsecured Debt Obligations – 54.9%
	Automotive(b)(c) – 0.2%
	Allison Transmission, Inc. (B/B2)
	$654,000	7.125%		05/15/19	$686,700

	Building Materials(b) – 0.6%
	Nortek, Inc. (B/Caa1)
	1,606,000	8.500		04/15/21	1,718,420

	Chemicals – 4.7%
	Chemtura Corp. (BB-/B1)(b)
	3,459,000	5.750		07/15/21	3,415,762
	PolyOne Corp. (BB/Ba3)
	906,000	5.250		03/15/23	878,820
	Rayonier AM Products, Inc. (BB+/Ba3)(b)(c)
	1,577,000	5.500		06/01/24	1,513,920
	Rockwood Specialties Group, Inc. (BBB-/Ba1)(b)
	7,736,000	4.625		10/15/20	7,987,420

					13,795,922

	Consumer Cyclical Services – 0.3%
	The ADT Corp. (BB-/Ba2)
	774,000	4.125		04/15/19	758,520

	Energy – Exploration & Production(b) – 16.6%
	Bonanza Creek Energy, Inc. (B-/B3)
	1,349,000	6.750		04/15/21	1,389,470
	2,036,000	5.750		02/01/23	1,954,560
	Carrizo Oil & Gas, Inc. (B/B2)
	3,800,000	8.625		10/15/18	3,952,000
	Cimarex Energy Co. (BB+/Ba1)
	3,549,000	5.875		05/01/22	3,797,430
	Comstock Resources, Inc. (B-/B3)
	2,988,000	7.750		04/01/19	3,077,640
	162,000	9.500		06/15/20	177,390
	Diamondback Energy, Inc. (B-/B3)(c)
	1,900,000	7.625		10/01/21	2,047,250

	Unsecured Debt Obligations – (continued)
	Energy – Exploration & Production(b) – (continued)
	Endeavor Energy Resources LP/EER Finance, Inc. (B/B3)(c)
	$3,966,000	7.000%		08/15/21	$4,075,065
	Linn Energy LLC/Linn Energy Finance Corp. (B/B1)
	5,956,000	6.500		05/15/19	5,851,770
	Magnum Hunter Resources Corp. (CCC/NR)
	3,308,000	9.750		05/15/20	3,498,210
	Memorial Resource Development Corp. (B-/Caa1)(c)
	3,823,000	5.875		07/01/22	3,736,983
	Parsley Energy LLC/Parsley Finance Corp. (CCC+/Caa2)(c)
	2,799,000	7.500		02/15/22	2,886,469
	Plains Exploration & Production Co. (BBB/Baa3)
	2,176,000	6.125		06/15/19	2,377,280
	731,000	6.625		05/01/21	800,445
	RSP Permian, Inc. (B-/B3)(c)
	917,000	6.625		10/01/22	921,585
	Sanchez Energy Corp. (B-/B3)
	1,251,000	7.750		06/15/21	1,338,570
	1,052,000	6.125	(c)	01/15/23	1,041,480
	Seven Generations Energy Ltd. (CCC/Caa1)(c)
	3,057,000	8.250		05/15/20	3,302,477
	Teine Energy Ltd. (CCC+/B3)(c)
	1,731,000	6.875		09/30/22	1,702,871
	Trilogy Energy Corp. (B/NR)(c)
CAD	1,026,000	7.250		12/13/19	971,079

					48,900,024

	Energy – Independent(b) – 4.4%
	Antero Resources Finance Corp. (BB/B1)
	$3,533,000	6.000		12/01/20	3,630,157
	344,000	5.125	(c)	12/01/22	334,540
	Berry Petroleum Co. (BB-/B1)
	2,232,000	6.750		11/01/20	2,259,900
	Penn Virginia Corp. (B-/Caa1)
	1,925,000	7.250		04/15/19	1,925,000
	4,690,000	8.500		05/01/20	4,959,675

					13,109,272

	Entertainment(b) – 2.1%
	Cinemark USA, Inc. (BB-/B2)
	1,948,000	5.125		12/15/22	1,913,910
	Regal Entertainment Group (B-/B3)
	2,637,000	5.750		03/15/22	2,643,593
	WMG Acquisition Corp. (B/Caa1)(c)
	1,668,000	6.750		04/15/22	1,605,450

					6,162,953

	Environmental(b) – 0.5%
	ADS Waste Holdings, Inc. (CCC+/Caa2)
	1,506,000	8.250		10/01/20	1,573,770

	Finance – 6.1%
	CIT Group, Inc. (BB-/Ba3)
	3,583,000	5.000		05/15/17	3,672,575
	2,255,000	5.250		03/15/18	2,322,650
	543,000	5.500	(c)	02/15/19	566,078

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Schedule of Investments (continued)

September 30, 2014 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Unsecured Debt Obligations – (continued)
Finance – (continued)
Intrepid Aviation Group Holdings LLC/Intrepid Finance Co. (NR/NR)(b)(c)
$3,962,000	6.875%	02/15/19	$4,031,335
Nationstar Mortgage LLC/Nationstar Capital Corp. (B+/B2)(b)
3,789,000	6.500	08/01/18	3,732,165
Navient LLC (BB/Ba3)
1,560,000	5.500	01/15/19	1,594,464
1,695,000	8.000	03/25/20	1,905,004

			17,824,271

Food & Drug Retailers(b) – 1.3%
Rite Aid Corp. (CCC+/Caa1)
3,692,000	6.750	06/15/21	3,765,840

Health Care – Services – 3.1%
DaVita HealthCare Partners, Inc. (B+/B1)(b)
837,000	6.625	11/01/20	876,758
Fresenius Medical Care US Finance II, Inc. (BB+/Ba2)(c)
2,187,000	5.625	07/31/19	2,301,817
Grifols Worldwide Operations Ltd. (B+/B1)(b)(c)
1,281,000	5.250	04/01/22	1,268,190
Lifepoint Hospitals, Inc. (BB-/Ba2)(b)
4,668,000	5.500	12/01/21	4,726,350

			9,173,115

Media – Non Cable(b) – 2.9%
Lamar Media Corp. (BB-/Ba2)(c)
4,147,000	5.375	01/15/24	4,157,367
Nexstar Broadcasting, Inc. (B/Caa1)
4,148,000	6.875	11/15/20	4,262,070

			8,419,437

Natural Gas(b)(c) – 0.3%
Sanjel Corp. (NR/NR)
800,000	7.500	06/19/19	788,000

Packaging(b) – 4.7%
Ball Corp. (BB+/Ba1)
1,108,000	5.750	05/15/21	1,148,165
Beverage Packaging Holdings Luxembourg II SA/Beverage Packaging Holdings II Is (CCC+/Caa2)(c)
5,462,000	5.625	12/15/16	5,393,725
3,438,000	6.000	06/15/17	3,399,322
Crown Americas LLC (BB-/Ba2)
2,216,000	6.250	02/01/21	2,296,330
Sealed Air Corp. (BB/B1)(c)
1,489,000	8.375	09/15/21	1,649,068

			13,886,610

Pharmaceuticals(b)(c) – 2.7%
Valeant Pharmaceuticals International, Inc. (B/B1)
7,573,000	6.750	08/15/18	7,970,583

Real Estate Investment Trust(b) – 0.5%
istar Financial, Inc. (B+/B3)
1,514,000	4.000	11/01/17	1,466,688

Unsecured Debt Obligations – (continued)
Retailers(b) – 1.5%
Michaels FinCo Holdings LLC/Michaels FinCo, Inc. (CCC+/B3)(c)(d)
$1,828,000	7.500%	08/01/18	$1,859,990
Rent-A-Center, Inc. (B+/B1)
2,438,000	6.625	11/15/20	2,255,150
262,000	4.750	05/01/21	216,150

			4,331,290

Telecommunications-Wireless(c) – 2.4%
Sprint Communications, Inc. (BB+/Ba2)
6,212,000	9.000	11/15/18	7,182,625

TOTAL UNSECURED DEBT OBLIGATIONS
(Cost $164,166,062)			$161,514,040

Shares	Description	Value

Common Stocks(e)(f)(g)(i) – 0.1%
Oil, Gas & Consumable Fuels – 0.1%
1,815,521	Lone Pine Resources CDA Ltd.	$255,781
(Cost $1,418,162)

Shares	Rate	Value

Preferred Stocks – 1.5%
Finance(c) – 0.7%
Ally Financial, Inc.
1,968	7.000%	$1,969,845

Oil, Gas & Consumable Fuels(e)(f)(h)(i) – 0.8%
Lone Pine Resources CDA Ltd.
1,194,849	10.375	2,389,698

TOTAL PREFERRED STOCKS – 1.5%
(Cost $3,420,067)		$4,359,543

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $268,486,657)		$263,892,552

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investments(j) – 1.8%
Joint Repurchase Agreement Account II
$5,400,000	0.012%	10/01/14	$5,400,000
(Cost $5,400,000)

TOTAL INVESTMENTS – 91.6%
(Cost $273,886,657)			$269,292,552

OTHER ASSETS IN EXCESS OF LIABILITIES – 8.4%			24,785,480

NET ASSETS – 100.0%			$294,078,032

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Senior Term Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility at September 30, 2014. Senior Term Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
(b)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(c)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $101,192,027, which represents approximately 34.4% of net assets as of September 30, 2014.
(d)	Pay-in-kind securities.
(e)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered and the registration statement is effective. Disposal of these securities may involve time consuming negotiations and prompt sale at an acceptable price may be difficult. Total market value of restricted securities amounts to $2,645,479 which represents approximately 0.9% of net assets as of September 30, 2014.

Restricted Security	Acquisition Date	Cost
Lone Pine Resources CDA Ltd.	1/31/2014	$1,418,162
(Common Stock)
Lone Pine Resources CDA Ltd.	1/31/2014	1,528,269
(Preferred Stock)

(f)	Represents an affiliated issuer.
(g)	In addition the Fund holds 310,336 shares of voting securities in an affiliated entity with zero cost and zero value.
(h)	In addition the Fund holds 1,194,849 shares of voting securities in an affiliated entity with zero cost and zero value.
(i)	Security is currently in default and/or non-income producing.
(j)	Joint repurchase agreement was entered into on September 30, 2014. Additional information appears on page 47.

Security ratings disclosed, if any, are obtained from Standard & Poor’s/Moody’s Investors Service. A description of the ratings is available in the Fund’s Statement of Additional Information.

Currency Abbreviations:
CAD	—Canadian Dollar
EUR	—Euro
USD	—U.S. Dollar

Investment Abbreviations:
LIBOR	—London Interbank Offered Rate
LP	—Limited Partnership
NR	—Not Rated

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Schedule of Investments (continued)

September 30, 2014 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At September 30, 2014, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
Citibank NA	USD/CAD	11/28/14	$1,783,308	$46,853
	USD/EUR	10/17/14	20,697,496	1,933,057
TOTAL				$1,979,910

SWAP CONTRACTS — At September 30, 2014, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

			Rates Exchanged		Market Value
Notional Amount (000s)		Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
$1,200	(a)	12/17/21	3 month LIBOR	2.500%	$(6,957)	$301
9,400		09/17/21	3 month LIBOR	2.750	(275,744)	3,809
22,280		09/17/19	3 month LIBOR	2.250	(425,759)	91,432
17,630		09/18/17	3 month LIBOR	1.500	(164,279)	55,708

TOTAL					$(872,739)	$151,250

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2014.

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

					Market Value
Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at September 30, 2014(b)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Purchased:
CDX North America High Yield Index 22	$128,700	(5.000)%	06/20/19	3.546%	$(8,029,773)	$159,869

(b)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FIXED INCOME ALTERNATIVES STRATEGIES FUNDS

Schedule of Investments

September 30, 2014 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At September 30, 2014, the Funds had undivided interests in the Joint Repurchase Agreement Account II, with a maturity date of October 1, 2014, as follows:

Fund	Principal Amount	Maturity Value	Collateral Allocation Value
Fixed Income Macro Strategies	$6,000,000	$6,000,002	$6,160,604
Long Short Credit Strategies	5,400,000	5,400,002	5,544,544

REPURCHASE AGREEMENTS — At September 30, 2014, the Principal Amounts of the Funds’ interest in the Joint Repurchase Agreement Account II were as follows:

Counterparty	Interest Rate	Fixed Income Macro Strategies	Long Short Credit Strategies
BNP Paribas Securities Co.	0.000%	$1,645,917	$1,481,325
Citigroup Global Markets, Inc.	0.010	175,986	158,388
TD Securities (USA) LLC	0.005	2,278,962	2,051,066
Wells Fargo Securities LLC	0.030	1,899,135	1,709,221
TOTAL		$6,000,000	$5,400,000

At September 30, 2014, the Joint Repurchase Agreement Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
Federal National Mortgage Association	2.500% to 6.000%	05/01/21 to 09/01/44
Government National Mortgage Association	3.500 to 4.500	08/15/42 to 06/20/44
U.S. Treasury Bond	5.375	02/15/31
U.S. Treasury Inflation Protected Securities	0.125 to 0.500	04/15/15 to 04/15/16
U.S. Treasury Note	0.875	08/15/17

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS FIXED INCOME ALTERNATIVES STRATEGIES FUNDS

Statements of Assets and Liabilities

September 30, 2014 (Unaudited)

	Fixed Income Macro Strategies Fund(a)	Long Short Credit Strategies Fund
Assets:
Investments of unaffiliated issuers, at value (cost $89,153,929 and $270,940,226)	$87,763,911	$266,647,073
Investments of affiliated issuers, at value (cost $2,946,431)	—	2,645,479
Cash	28,696,158	377,128
Foreign currencies, at value (cost $987,197 and $23,471,537, respectively)	979,720	21,717,106
Receivables:
Investment securities sold, at value	6,497,611	936,958
Collateral on certain derivative contracts(b)	6,413,466	7,058,466
Unrealized gain on forward foreign currency exchange contracts	4,299,835	1,979,910
Unrealized gain on swap contracts	923,667	—
Due from broker — upfront payment	733,691	629,968
Interest, net of allowances	512,141	4,196,205
Due from broker	260,383	—
Reimbursement from investment adviser	90,039	82,305
Variation margin on certain derivative contracts	65,541	—
Fund shares sold	50,000	1,620,482
Deferred offering costs	49,455	—
Upfront payments made on swap contracts	30,054	—
Investments sold on an extended-settlement basis	—	2,122,871
Other assets	12,198	251,543
Total assets	137,377,870	310,265,494

Liabilities:
Reverse Repurchase Agreement, at value (cost $941,648 and $0, respectively)	941,648	—
Payables:
Unrealized loss on forward foreign currency exchange contracts	2,971,826	—
Collateral on certain derivative contracts	2,450,000	1,600,000
Unrealized loss on swap contracts	2,339,688	—
Investments purchased	2,320,883	4,514,633
Written option contracts, at value (premium received $2,915,473 and $0, respectively)	1,373,756	—
Fund shares redeemed	277,549	421,588
Due to broker	208,041	—
Upfront payments received on swap contracts	189,601	—
Management fees	136,824	237,155
Payable for offering costs	50,000	—
Distribution and Service fees and Transfer Agent fee	4,297	10,836
Investments purchased on an extended — settlement basis	—	7,156,333
Due to broker — upfront payment	—	1,212,571
Variation margin on certain derivative contracts	—	491,314
Income distribution	—	20,529
Accrued expenses and other liabilities	245,549	522,503
Total liabilities	13,509,662	16,187,462

Net Assets:
Paid-in capital	123,843,839	292,548,524
Undistributed (distributions in excess of) net investment income	(464,961)	2,407,302
Accumulated net realized gain (loss)	(1,982,310)	3,180,340
Net unrealized gain (loss)	2,471,640	(4,058,134)
NET ASSETS	$123,868,208	$294,078,032
Net Assets:
Class A	$21,224	$5,475,183	(d)
Class C	9,819	636,293	(d)
Institutional	120,579,120	287,529,460
Class IR	3,233,487	412,346	(d)
Class R	24,558	24,750	(d)
Total Net Assets	$123,868,208	$294,078,032
Shares Outstanding $0.001 par value (unlimited shares authorized):
Class A	2,162	529,864	(d)
Class C	1,000	61,579	(d)
Institutional	12,261,683	27,837,126
Class IR	329,688	39,995	(d)
Class R	2,501	2,395	(d)
Net asset value, offering and redemption price per share:(c)
Class A	$9.82	$10.33	(d)
Class C	9.82	10.33	(d)
Institutional	9.83	10.33
Class IR	9.81	10.31	(d)
Class R	9.82	10.33	(d)
(a)	Statement of Assets and Liabilities for the Fund is consolidated and includes the balances of a wholly-owned subsidiary, Goldman Sachs Cayman Commodity — FIMS Ltd. Accordingly, all interfund balances and transactions have been eliminated.
(b)	Includes amounts segregated for initial margin on futures transactions and swaps transactions of $1,081,113 and $4,588,501, respectively, for Fixed Income Macro Strategies Fund and $0 and $7,058,466, respectively, for the Long Short Credit Strategies Fund.
(c)	Maximum public offering price per share for Class A Shares is $10.20 and $10.73, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.
(d)	Commenced operations on April 30, 2014.

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FIXED INCOME ALTERNATIVES STRATEGIES FUNDS

Statements of Operations

For the Six Months Ended September 30, 2014 (Unaudited)

	Fixed Income Macro Strategies Fund(a)	Long Short Credit Strategies Fund
Investment income:
Interest, net of allowances	$927,553	$6,442,817
Dividends	—	192,582
Total investment income	927,553	6,635,399

Expenses:
Management fees	900,132	1,419,081
Custody, accounting and administrative services	325,538	59,065
Amortization of offering costs	119,096	—
Professional fees	97,121	160,500
Printing and mailing costs	31,096	39,172
Registration fees	29,879	41,938
Transfer Agent fees(b)	25,015	57,412
Trustee fees	10,356	10,926
Distribution and Service fees(b)	138	2,025
Shareholder meeting expense	—	138,842
Other	5,561	82,678
Total expenses	1,543,932	2,011,639
Less — expense reductions	(757,276)	(174,162)
Net expenses	786,656	1,837,477
NET INVESTMENT INCOME	140,897	4,797,922

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments	(580,345)	2,175,756
Futures contracts	(1,601,240)	—
Written options	1,266,565	—
Swap contracts	(3,232,542)	(255,739)
Non-deliverable bond forward contracts	293,431	—
Forward foreign currency exchange contracts	2,466,215	(607,523)
Foreign currency transactions	(337,275)	(15,192)
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	(488,396)	(8,512,722)
Investments — affiliated issuers	—	(302,134)
Futures	559,431	—
Written options	(375,717)	—
Swap contracts	823,225	489,185
Non-deliverable bond forward contracts	(254,285)	—
Forward foreign currency exchange contracts	1,408,351	2,342,451
Foreign currency translation	(26,887)	(1,758,924)
Net realized and unrealized loss	(79,469)	(6,444,842)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$61,428	$(1,646,920)

(a)	Statement of Operations for the Fund is consolidated and includes the balances of a wholly-owned subsidiary, Goldman Sachs Cayman Commodity — FIMS Ltd. Accordingly, all interfund balances and transactions have been eliminated.
(b)	Class specific Distribution and Service and Transfer Agent fees were as follows:

	Distribution and Service Fees			Transfer Agent Fees
Fund	Class A	Class C	Class R	Class A	Class C	Institutional	Class IR	Class R
Fixed Income Macro Strategies	$27	$49	$62	$14	$6	$23,554	$1,424	$17
Long Short Credit Strategies	1,452	521	52	755	68	56,475	100	14

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS FIXED INCOME ALTERNATIVES STRATEGIES FUNDS

Consolidated Statement of Changes in Net Assets(a)

	Fixed Income Macro Strategies Fund
	For the Six Months Ended September 30, 2014 (Unaudited)	For the Period Ended March 31, 2014(b)
From operations:
Net investment income	$140,897	$25,399
Net realized loss	(1,725,191)	(3,149,063)
Net change in unrealized gain	1,645,722	825,918
Net increase (decrease) in net assets resulting from operations	61,428	(2,297,746)

Distributions to shareholders:
From net investment income
Class A Shares	(2)	—
Class C Shares	(1)	—
Institutional Shares	(40,054)	—
Class IR Shares	(445)	—
Class R Shares	(1)	—
Return of capital
Class A Shares	—	(11)
Class C Shares	—	(1)
Institutional Shares	—	(150,616)
Class IR Shares	—	(73)
Class R Shares	—	(13)
Total distributions to shareholders	(40,503)	(150,714)

From share transactions:
Proceeds from sales of shares	38,932,269	110,701,375
Reinvestment of distributions	40,503	150,709
Cost of shares redeemed	(14,970,708)	(8,558,405)
Net increase in net assets resulting from share transactions	24,002,064	102,293,679
TOTAL INCREASE	24,022,989	99,845,219

Net assets:
Beginning of period	99,845,219	—
End of period	$123,868,208	$99,845,219
Distributions in excess of net investment income	$(464,961)	$(565,355)

(a)	Statement of Changes for the Fixed Income Macro Strategies Fund is consolidated and includes the balances of a wholly-owned subsidiary, Goldman Sachs Cayman Commodity — FIMS Ltd. Accordingly, all interfund balances and transactions have been eliminated.
(b)	Commenced operations on December 16, 2013.

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FIXED INCOME ALTERNATIVES STRATEGIES FUNDS

Statement of Changes in Net Assets

	Long Short Credit Strategies Fund
	For the Six Months Ended September 30, 2014 (Unaudited)	For the Fiscal Year Ended March 31, 2014
From operations:
Net investment income	$4,797,922	$17,219,674
Net realized gain	1,297,302	8,306,422
Net change in unrealized loss	(7,742,144)	(4,885,857)
Net increase (decrease) in net assets resulting from operations	(1,646,920)	20,640,239

Distributions to shareholders:
From net investment income
Class A Shares(a)	(10,044)	—
Class C Shares(a)	(393)	—
Institutional Shares	(3,408,104)	(17,045,574)
Class IR Shares(a)	(1,633)	—
Class R Shares(a)	(194)	—
From net realized gains
Institutional Shares	—	(16,467,834)
Total distributions to shareholders	(3,420,368)	(33,513,408)

From share transactions:
Proceeds from sales of shares	77,228,826	65,521,242
Reinvestment of distributions	3,352,218	137,439
Cost of shares redeemed	(116,856,511)	(224,360,906)
Net decrease in net assets resulting from share transactions	(36,275,467)	(158,702,225)
TOTAL DECREASE	(41,342,755)	(171,575,394)

Net assets:
Beginning of period	335,420,787	506,996,181
End of period	$294,078,032	$335,420,787
Undistributed net investment income	$2,407,302	$1,029,748

(a)	Commenced operations on April 30, 2014.

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized loss	Total from investment operations	From net investment income		From capital	Total distributions
FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2014 - A	$9.82	$0.01	$(0.01)	$—	$—	(e)	$—	$—	(e)
2014 - C	9.82	0.01	(0.01)	—	—	(e)	—	—	(e)
2014 - Institutional	9.84	0.01	(0.02)	(0.01)	—	(e)	—	—	(e)
2014 - IR	9.81	0.01	(0.01)	—	—	(e)	—	—	(e)
2014 - R	9.82	0.01	(0.01)	—	—	(e)	—	—	(e)

FOR THE PERIOD ENDED MARCH 31,
2014 - A (Commenced December 16, 2013)	10.00	(0.01)	(0.16)	(0.17)	—		(0.01)	(0.01)
2014 - C (Commenced December 16, 2013)	10.00	(0.02)	(0.16)	(0.18)	—		— (e)	—	(e)
2014 - Institutional (Commenced December 16, 2013)	10.00	— (e)	(0.14)	(0.14)	—		(0.02)	(0.02)
2014 - IR (Commenced December 16, 2013)	10.00	— (e)	(0.17)	(0.17)	—		(0.02)	(0.02)
2014 - R (Commenced December 16, 2013)	10.00	(0.01)	(0.16)	(0.17)	—		(0.01)	(0.01)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(e)	Amount is less than $0.005 per share.

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets(c)	Ratio of total expenses to average net assets(c)	Ratio of net investment income (loss) to average net assets(c)	Portfolio turnover rate(d)

$9.82	0.01%	$21	1.31%	2.84%	0.18%	98%
9.82	0.01	10	1.31	3.54	0.19	98
9.83	(0.07)	120,579	1.31	2.47	0.24	98
9.81	0.02	3,233	1.31	2.64	0.22	98
9.82	0.01	25	1.31	3.08	0.17	98

9.82	(1.60)	19	1.79	3.34	(0.29)	90
9.82	(1.69)	10	2.19	4.16	(0.67)	90
9.84	(1.32)	99,736	1.45	2.72	0.11	90
9.81	(1.64)	56	1.55	2.90	(0.01)	90
9.82	(1.65)	25	2.01	3.66	(0.47)	90

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2014 - A (Commenced April 30, 2014)	$10.52	$0.13	$(0.23)	$(0.10)	$(0.09)	$—	$(0.09)
2014 - C (Commenced April 30, 2014)	10.52	0.09	(0.23)	(0.14)	(0.05)	—	(0.05)
2014 - Institutional	10.51	0.18	(0.23)	(0.05)	(0.13)	—	(0.13)
2014 - IR (Commenced April 30, 2014)	10.52	0.14	(0.25)	(0.11)	(0.10)	—	(0.10)
2014 - R (Commenced April 30, 2014)	10.52	0.12	(0.23)	(0.11)	(0.08)	—	(0.08)

FOR THE FISCAL YEARS ENDED MARCH 31,
2014	10.80	0.39	0.09	0.48	(0.39)	(0.38)	(0.77)
2013	10.58	0.45	0.45	0.90	(0.47)	(0.21)	(0.68)
2012	10.70	0.51	0.17	0.68	(0.51)	(0.29)	(0.80)
2011	10.75	0.56	0.26	0.82	(0.56)	(0.31)	(0.87)

FOR THE PERIOD ENDED MARCH 31,
2010 (Commenced June 15, 2009)	10.00	0.48	0.82	1.30	(0.45)	(0.10)	(0.55)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS L0NG SHORT CREDIT STRATEGIES FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$10.33	(0.87)%	$5,475	1.59	%(d)	1.66	%(d)	2.86	%(d)	90%
10.33	(1.20)	636	2.34	(d)	2.42	(d)	1.95	(d)	90
10.33	(0.42)	287,529	1.27	(d)	1.37	(d)	3.38	(d)	90
10.31	(0.67)	412	1.34	(d)	1.42	(d)	3.08	(d)	90
10.33	(0.95)	25	1.86	(d)	1.97	(d)	2.71	(d)	90

10.51	4.61	335,421	1.49		1.51		3.67		207
10.80	8.74	506,996	1.47		1.47		4.23		204
10.58	6.69	533,499	1.48		1.48		4.81		215
10.70	7.94	531,797	1.50		1.50		5.23		204

10.75	13.33	431,676	1.60	(d)	1.67	(d)	5.88	(d)	122

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS FIXED INCOME ALTERNATIVES STRATEGIES FUNDS

Notes to Financial Statements

September 30, 2014 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Fixed Income Macro Strategies Fund and the Goldman Sachs Long Short Credit Strategies Fund (the “Funds”). The Funds are non-diversified portfolios and currently offer five classes of shares: Class A, Class C, Institutional, Class IR and Class R. Class A Shares are sold with a front-end sales charge of up to 3.75%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00% which is imposed on redemptions made within 12 months of purchase.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

Pursuant to an Agreement and Plan of Reorganization (the ‘‘Reorganization Agreement’’) approved by the Trust’s Board of Trustees and shareholders of the Goldman Sachs Credit Strategies Fund (the ‘‘Predecessor Fund’’), all of the assets and liabilities of the Predecessor Fund were transferred to the Goldman Sachs Long Short Credit Strategies Fund as of the close of business on March 21, 2014 (the “Reorganization”). As part of the reorganization, holders of common shares (the “Shares”) of the Predecessor Fund received Institutional Shares of the Goldman Sachs Long Short Credit Strategies Fund, in an amount equal to the aggregate net asset value of his or her investment in the Predecessor Fund. The exchange was a tax-free event to shareholders. The Predecessor Fund was the accounting survivor in the Reorganization and as such, the financial statements and financial highlights reflect the financial information of the Predecessor Fund through March 21, 2014. Prior to the Reorganization, the Predecessor Fund operated as an “interval fund” which made quarterly offers to repurchase between 5% and 25% of its outstanding Shares at net asset value (“NAV”), pursuant to Rule 23c-3 under the Act.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Basis of Consolidation for Fixed Income Macro Strategies Fund — The Goldman Sachs Cayman Commodity — FIMS Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated on December 16, 2013 and is currently a wholly-owned subsidiary of the Fixed Income Macro Strategies Fund. The Subsidiary acts as an investment vehicle for the Fund to enable the Fund to gain exposure to certain types of commodity-linked derivative instruments. The Fund is the sole shareholder of the Subsidiary pursuant to a subscription agreement dated as of December 16, 2013, and it is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to vote at general meetings of the Subsidiary and certain rights in connection with any winding-up or repayment of capital, as well as the right to participate in the profits or assets of the Subsidiary. All inter-fund balances and transactions have been eliminated in consolidation. As of September 30, 2014, the Fund’s net assets were $123,868,208, of which, $25,247,896, or 20%, represented the Subsidiary’s net assets.

B.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

C.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments are made or received upon entering into a swap agreement and are reflected in the Statement of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting interest rate swaps whose realized gains or losses are recognized from the effective start date. For securities with

GOLDMAN SACHS FIXED INCOME ALTERNATIVES STRATEGIES FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income. For treasury inflation protected securities (“TIPS”), adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

D.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agent and Service and fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

E.  Offering Costs — Offering costs paid in connection with the offering of shares of the Fixed Income Macro Strategies Fund are being amortized on a straight-line basis over 12 months from the date of commencement of operations.

F.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly, and capital gains distributions, if any, are declared and paid annually.

The Subsidiary is classified as a controlled foreign corporation under the Code. Therefore, the Fixed Income Macro Strategies Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

G.  Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency transactions. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

GOLDMAN SACHS FIXED INCOME ALTERNATIVES STRATEGIES FUNDS

Notes to Financial Statements (continued)

September 30, 2014 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Trustees have adopted Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities of G8 countries (not held in money market funds), which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i.  Inverse Floaters — The interest rate on inverse floating rate securities (“inverse floaters”) resets in the opposite direction from the market rate of interest to which the inverse floaters are indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

ii.  Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of other assets or receivables. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no

GOLDMAN SACHS FIXED INCOME ALTERNATIVES STRATEGIES FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

iii.  Senior Term Loans — Senior term loans (“Loans”) are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. Loans are arranged through private negotiations between the borrower and one or more financial institutions (“Lenders”). A Fund’s investments in Loans are in the form of either participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). With respect to Participations, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. A Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement with respect to Participations. Conversely, Assignments result in a Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement.

iv.  Structured Notes — The values of structured notes are based on the price movements of a reference security or index. Upon termination, a Fund will receive a payment from the issuer based on the value of the referenced instrument (notional amount multiplied by price of the referenced instrument) and record a realized gain or loss.

Equity Securities — Equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors.

Exchange-traded derivatives, including futures contracts, typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using counterparty prices, and the change in value, if any, is recorded as an unrealized gain or loss.

GOLDMAN SACHS FIXED INCOME ALTERNATIVES STRATEGIES FUNDS

Notes to Financial Statements (continued)

September 30, 2014 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

A forward foreign currency contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

A non-deliverable bond forward is a short term forward contract between two parties to buy or sell a bond denominated in a non-deliverable foreign currency at a specified future time and price. Non-deliverable bond forwards are marked-to-market daily using market quotations. Unrealized gains or losses on non-deliverable bond forwards are recorded by a Fund on a daily basis, and realized gains or losses are recorded on the termination date or sale of a contract.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii.  Options — When a Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv.  Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”)(“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically

GOLDMAN SACHS FIXED INCOME ALTERNATIVES STRATEGIES FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in cash settled trade.

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, a Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty.

The maximum potential amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where a Fund bought credit protection.

A cross currency swap is an agreement which a Fund may enter into to gain or mitigate exposure to currency risk. A cross currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Cross currency swaps usually involve the delivery of the entire principle value of one designated currency in exchange for another designated currency. Therefore, the entire principle value of a cross currency swap is subject to risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction.

A total return swap is an agreement that gives a Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, a Fund may also be required to pay the dollar value of that decline to the counterparty.

Short Term Investments — Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are classified as Level 2 of the fair value hierarchy.

i.  Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.

An MRA governs transactions between a Fund and select counterparties. An MRA contains provisions for, among other things, initiation, income payments, events of default and maintenance of securities for repurchase agreements. A MRA also permits offsetting with collateral to create one single net payment in the event of default or similar events, including the bankruptcy or insolvency of a counterparty.

If the seller defaults, a Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of default or insolvency of the seller, a court could determine that a Fund’s interest in the collateral is not enforceable, resulting in additional losses to the Fund.

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Funds, together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of

GOLDMAN SACHS FIXED INCOME ALTERNATIVES STRATEGIES FUNDS

Notes to Financial Statements (continued)

September 30, 2014 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

which is invested in one or more repurchase agreements. Under these joint accounts, the Funds maintain pro-rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

ii.  Reverse Repurchase Agreements — The Fixed Income Macro Strategies Fund may enter into reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by the Fund subject to the Fund’s agreement to repurchase them at a mutually agreed upon date and price (including interest). The Fund is required to deliver securities as collateral to the counterparty that exceeds the value of the reverse repurchase agreement. Reverse repurchase agreements may be entered into when the Investment Adviser expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense, or to permit the Fund to borrow for investment (leveraging) purposes.

Similar to an MRA, a reverse repurchase agreement governs transactions between the Fund and select counterparties. These agreements also contain provisions for, among other things, initiation, income payments, events of default and maintenance of securities for reverse repurchase agreements. These agreements also permit offsetting with collateral to create one single net payment in the event of default or similar events, including the bankruptcy or insolvency of a counterparty.

B.  Level 3 Fair Value Investments — To the extent that the aforementioned significant inputs are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of September 30, 2014:

FIXED INCOME MACRO STRATEGIES

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Foreign Sovereign Debt Obligations	$7,229,229	$4,785,426	$—
Structured Notes	—	369,363	—
Mortgage-Backed Obligations	—	7,349,106	—
Asset-Backed Securities	—	6,105,210	—
Municipal Debt Obligations	—	4,105,166	—
Corporate Obligations	—	331,392	—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	39,541,720	4,999,900	—
Short-term Investments	—	6,000,000	—
Total	$46,770,949	$34,045,563	$—
Liabilities
Reverse Repurchase Agreement	$—	$(941,648)	$—

GOLDMAN SACHS FIXED INCOME ALTERNATIVES STRATEGIES FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

FIXED INCOME MACRO STRATEGIES (continued)

Derivative Type	Level 1	Level 2	Level 3
Assets
Options Purchased	$780,609	$6,166,790	$—
Forward Foreign Currency Exchange Contracts(a)	—	4,299,835	—
Futures Contracts(a)	751,657	—	—
Interest Rate Swap Contracts(a)	—	5,024,112	—
Cross Currency Swap Contracts(a)	—	486,158	—
Total Return Swap Contracts(a)	—	13,906	—
Total	$1,532,266	$15,990,801	$—
Liabilities
Forward Foreign Currency Exchange Contracts(a)	$—	$(2,971,826)	$—
Futures Contracts(a)	(36,673)	—	—
Interest Rate Swap Contracts(a)	—	(4,377,495)	—
Credit Default Swap Contracts(a)	—	(127,894)	—
Cross Currency Swap Contracts(a)	—	(319,964)	—
Total Return Swap Contracts(a)	—	(394,896)	—
Written Options Contracts	(666,174)	(707,582)	—
Total	$(702,847)	$(8,899,657)	$—

LONG SHORT CREDIT STRATEGIES

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Senior Term Loans	$—	$30,359,656	$—
Secured Debt Obligations	—	67,403,532	—
Unsecured Debt Obligations	—	161,514,040	—
Common Stock and/or Other Equity Investments	—	1,969,845	2,645,479
Short-term Investments	—	5,400,000	—
Total	$—	$266,647,073	$2,645,479

Derivative Type
Assets(b)
Forward Foreign Currency Exchange Contracts	$—	$1,979,910	$—
Interest Rate Swap Contracts	—	151,250	—
Credit Default Swap Contracts	—	159,869	—
Total	$—	$2,291,029	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedules of Investments.

GOLDMAN SACHS FIXED INCOME ALTERNATIVES STRATEGIES FUNDS

Notes to Financial Statements (continued)

September 30, 2014 (Unaudited)

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts as of September 30, 2014. These instruments were used to meet the Funds’ investment objectives and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Fixed Income Macro Strategies
Risk	Statement of Assets and Liabilities	Assets		Statement of Assets and Liabilities	Liabilities
Interest Rate	Receivable for unrealized gain on swap contracts; Variation margin on certain derivative contracts; Investments, at value	$12,595,431	(a)	Payable for unrealized loss on swap contracts; Variation margin on certain derivative contracts; Options written, at value	$(6,182,002)	(a)(b)
Commodity	Receivable for unrealized gain on swap contracts	66	(a)	Payable for unrealized loss on swap contracts	(818)	(a)(b)
Credit	—	—		Payable for unrealized loss on swap contracts; Variation margin on certain derivative contracts	(127,894)	(a)(b)
Currency	Receivable for unrealized gain on swap contracts; Receivable for unrealized gain on forward foreign currency exchange contracts	4,785,993		Payable for unrealized loss on swap contracts; Payable for unrealized loss on forward foreign currency exchange contracts	(3,291,790)
Equity	Variation margin on certain derivative contracts	141,577		—	—
Total		$17,523,067			$(9,602,504)

Long Short Credit Strategies
Risk	Statement of Assets and Liabilities	Assets
Interest rate	Variation margin on certain derivative contracts	$151,250	(a)
Credit	Variation margin on certain derivative contracts	159,869	(a)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	1,979,910
Total		$2,291,029

(a)	Includes unrealized gain (loss) on futures contracts and centrally cleared swaps described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
(b)	Aggregate of amounts include $2,339,688 for Fixed Income Macro Strategies Fund, which represent the payments to be made pursuant to bilateral agreements should counterparties exercise their “right to terminate” provisions based on, among others, the Funds’ performance, their failure to pay on their obligations or failure to pledge collateral. Such amounts do not include incremental charges directly associated with the close-out of the agreements. They also do not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amounts and for which the Funds are entitled to a full return.

GOLDMAN SACHS FIXED INCOME ALTERNATIVES STRATEGIES FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the six months ended September 30, 2014. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Fixed Income Macro Strategies
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from investments, futures contracts, swap contracts, non-deliverable bond forward contracts and written options/Net change in unrealized gain (loss) on investments, futures contracts, swap contracts, non-deliverable bond forward contracts and written options	$(5,582,324)	$1,475,412	1,850
Commodity	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	2,064,286	(614)	9
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	31,120	(145,317)	38
Currency	Net realized gain (loss) from swap contracts and forward foreign currency exchange contracts/Net change in unrealized gain (loss) on swap contracts and forward foreign currency exchange contracts	$2,444,474	1,574,545	397
Equity	Net realized gain (loss) futures contracts, Net change in unrealized gain (loss) futures contracts	$(1,206,155)	243,975	160
Total		$(2,248,599)	$3,148,001	2,454

Long Short Credit Strategies
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	$(423,115)	$45,464	4
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	167,376	443,721	1
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	$(607,523)	$2,342,451	3
Total		$(863,262)	$2,831,636	8

(a)	Average number of contracts is based on the average of month end balances for the six months ended September 30, 2014.

GOLDMAN SACHS FIXED INCOME ALTERNATIVES STRATEGIES FUNDS

Notes to Financial Statements (continued)

September 30, 2014 (Unaudited)

4. INVESTMENTS IN DERIVATIVES (continued)

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives (foreign currency exchange contracts, and certain options and swaps). For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Additionally, a Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. A Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due the restrictions or prohibitions against the right of setoff that may be imposed due to a particular jurisdiction’s bankruptcy or insolvency laws.

GOLDMAN SACHS FIXED INCOME ALTERNATIVES STRATEGIES FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

The following tables set forth the Funds’ net exposure for derivative instruments that are subject to enforceable master netting arrangements or similar agreements as of September 30, 2014:

Fixed Income Macro Strategies Fund
	Derivative Assets(1)				Derivative Liabilities(1)
Counterparty	Options Purchased	Swaps	Forward Currency Contracts	Total	Swaps	Forward Currency Contracts	Options Written	Total	Net Derivative Asset (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Bank of America Securities LLC	$328,038	$70,346	$—	$398,384	$(581,809)	$—	$(16,926)	$(598,735)	$(200,351)	$—	$(200,351)
Barclays Bank PLC	697	—	—	697	(25,593)	—	(47)	(25,640)	(24,943)	—	(24,943)
Citibank NA	73,920	307,011	4,299,835	4,680,766	(139,106)	(2,971,826)	(48,358)	(3,159,290)	1,521,476	—	1,521,476
Citigroup Global Markets, Inc.	—	—	—	—	—	—	(31,346)	(31,346)	(31,346)	—	(31,346)
Credit Suisse International (London)	62,497	15,875	—	78,372	(95,050)	—	(70,647)	(165,697)	(87,325)	—	(87,325)
Deutsche Bank AG	2,197,180	245,155	—	2,442,335	(681,859)	—	(98,200)	(780,059)	1,662,276	—	1,662,276
JPMorgan Securities, Inc.	1,356,182	219,857	—	1,576,039	(628,679)	—	(139,916)	(768,595)	807,444	(470,000)	337,444
Merrill Lynch International Bank Ltd.	—	66	—	66	(818)	—	—	(818)	(752)	—	(752)
Morgan Stanley & Co. International PLC	780,609	65,357	—	845,966	(186,774)	—	(666,174)	(852,948)	(6,982)	—	(6,982)
Morgan Stanley Capital Services, Inc.	2,148,276	—	—	2,148,276	—	—	(302,142)	(302,142)	1,846,134	—	1,846,134
Total	$6,947,399	$923,667	$4,299,835	$12,170,901	$(2,339,688)	$(2,971,826)	$(1,373,756)	$(6,685,270)	$5,485,631	$(470,000)	$5,015,631

(1)	Gross amounts available for offset but not netted in the Consolidated Statement of Assets and Liabilities.
(2)	Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement. Net amount excludes any over-collateralized amounts.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the six months ended September 30, 2014, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Fee Rate
	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Management Fee Rate	Effective Net Management Fee Rate
Fixed Income Macro Strategies*	1.50%	1.50%	1.35%	1.28%	1.26%	1.50%	1.25	%(a)
Long Short Credit Strategies	1.00	0.90	0.86	0.84	0.82	1.00	1.00

*	GSAM has agreed to waive a portion of it management fee in order to achieve the effective net management rate of 1.35% as an annual percentage rate of the average daily net assets of the Fund through at least July 29, 2015. Prior to such date GSAM may not terminate the arrangement without the approval of the Trustees.
(a)	Reflects combined management fees paid to GSAM under the Agreement and the Subsidiary Agreement as defined below after waivers.

GSAM also provides management services to the Subsidiary pursuant to a Subsidiary Management Agreement (the “Subsidiary Agreement”) and is entitled to a management fee accrued daily and paid monthly, equal to an annual percentage rate

GOLDMAN SACHS FIXED INCOME ALTERNATIVES STRATEGIES FUNDS

Notes to Financial Statements (continued)

September 30, 2014 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

of 1.00% of the Subsidiary’s average daily net assets. In consideration of the Subsidiary’s management fee, and for as long as the Subsidiary Agreement remains in effect, GSAM has contractually agreed to waive irrevocably a portion of the Fund’s management fee in an amount equal to the management fee paid to GSAM by the Subsidiary under the Subsidiary Agreement. For the six months ended September 30, 2014, GSAM waived $116,286 of the Fund’s management fee.

B.  Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class C	Class R*
Distribution Plan	0.25%	0.75%	0.50%
Service Plan	—	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A front end sales charge and Class C Shares’ CDSC. During the six months ended September 30, 2014, Goldman Sachs advised that it retained $0 and $12,757 in front end sales charges for the Fixed Income Macro Strategies and the Long Short Credit Strategies Funds, respectively, and it did not retain any contingent deferred sales charges for either fund.

For the period ended September 30, 2014, Goldman Sachs waived a portion of the distribution and service fees equal to 0.25% of the average daily net assets attributable to Class A Shares, 1.00% of the average daily net assets attributable to Class C Shares, and 0.50% of the average daily net assets attributable to Class R Shares of the Fixed Income Macro Strategies Fund.

D.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.13% of the average daily net assets of Class A, Class C, Class IR and Class R Shares and 0.04% of the average daily net assets of Institutional Shares.

For the period ended September 30, 2014, Goldman Sachs waived a portion of the transfer agency fees equal to 0.13% of the average daily net assets attributable to Class A Shares, Class C Shares, Class IR shares and Class R Shares and equal to 0.04% of the average daily net assets of Institutional Shares of the Fixed Income Macro Strategies Fund.

E.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Funds (excluding transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, shareholder meetings, litigation, indemnification, and extraordinary expenses), to the extent such expenses exceed, on an annual basis, 0.064% and 0.204% of the average daily net assets for the Fixed Income Macro Strategies and Long Short Credit Strategies Funds, respectively. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. These Other Expense limitations will remain in place through at least July 29, 2015, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. The Funds bear their respective share of costs related to proxy and shareholder meetings, and GSAM has agreed to reimburse each Fund to the extent such expenses exceed a specified percentage of the Fund’s

GOLDMAN SACHS FIXED INCOME ALTERNATIVES STRATEGIES FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

net assets. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the six months ended September 30, 2014, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Transfer Agent Fee Waiver	Distribution Fee Waiver	Other Fee Reimbursements	Total
Fixed Income Macro Strategies	$153,013	$25,015	$138	$579,110	$757,276
Long Short Credit Strategies	—	—	8	174,154	174,162

F.  Line of Credit Facility — As of September 30, 2014, the Funds participated in a $1,080,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Funds and Other Borrowers could increase the credit amount by an additional $120,000,000, for a total of up to $1,200,000,000. This facility is to be used solely for temporary or emergency purposes, which may include the funding of redemptions. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended September 30, 2014, the Funds did not have any borrowings under the facility.

G.  Other Transactions with Affiliates — For the six months ended, Goldman Sachs earned $13,090 and $0 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Fixed Income Macro Strategies and Long Short Credit Strategies Funds, respectively.

At September 30, 2014, the Goldman Sachs Group (“GSG”), Inc. was the beneficial owner of approximately 5% or more of the following outstanding shares of the Funds:

Fund	Class A	Class C	Institutional	Class IR	Class R
Fixed Income Macro Strategies	46%	100%	19%	—%	100%
Long Short Credit Strategies	—	—	—	—	100

The following table provides information about the investment in the shares of an issuer deemed to be an affiliate of the Long Short Credit Strategies Fund for the six months ended September 30, 2014:

Name of Affiliated Issuer	Market Value 03/31/14	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Gain (loss)	Market Value 9/30/2014	Dividend Income
Lone Pine Resources CDA, Ltd. — Common Stock	$420,507	$—	$—	$—	$(164,726)	$255,781	$—
Lone Pine Resources CDA, Ltd. — Preferred Stock	2,527,106	—	—	—	(137,408)	2,389,698	—

GOLDMAN SACHS FIXED INCOME ALTERNATIVES STRATEGIES FUNDS

Notes to Financial Statements (continued)

September 30, 2014 (Unaudited)

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended September 30, 2014, were as follows:

Fund	Purchases of U.S. Government and Agency Obligations	Purchases (Excluding U.S. Government and Agency Obligations)	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities (Excluding U.S. Government and Agency Obligations)
Fixed Income Macro Strategies	$17,639,628	$51,776,677	$15,393,331	$46,055,917
Long Short Credit Strategies	—	233,025,922	—	225,732,853

7. TAX INFORMATION

As of the Funds’ most recent fiscal year end, March 31, 2014, the Funds’ capital loss carryfowards and certain timing differences, on a tax basis were as follows:

	Fixed Income Macro Strategies	Long Short Credit Strategies
Total capital loss carryforwards	$(78,324)	$—
Timing differences (Qualified Late Year Loss Deferral, Straddle Deferral and Income Distribution Payable)	$(668,712)	$(1,095,988)
Unrealized gains — net	750,480	4,945 917

As of September 30, 2014, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Fixed Income Macro Strategies	Long Short Credit Strategies
Tax Cost	$89,154,355	$273,145,572
Gross unrealized gain	1,251,257	2,536,579
Gross unrealized loss	(2,641,701)	(6,389,599)
Net unrealized gains (losses)	$(1,390,444)	$(3,853,020)

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains/(losses) on regulated futures, foreign currency contracts and swap contracts, recognition of gains/losses of certain preferred securities, and differences related to the tax treatment of swap transactions.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

GOLDMAN SACHS FIXED INCOME ALTERNATIVES STRATEGIES FUNDS

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and foreign currency with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight or independent evaluation of their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that a Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Leverage Risk — The use of leverage creates an opportunity for increased net investment income dividends, but also creates risks for the investors. There is no assurance that the Fund’s intended leveraging strategy will be successful. Leverage involves risks and special considerations, including the likelihood of greater volatility of a Fund’s NAV and dividend rate than a comparable portfolio without leverage; the risk that fluctuations in interest rates on borrowings and short-term debt or in the interest or dividend rates on any leverage that a Fund must pay will reduce the Fund’s return; the effect of leverage in a declining market, which is likely to cause a greater decline in a Fund’s NAV than if the Fund were not leveraged, and the risk that leverage may increase operating costs, which may reduce total return.

Liquidity Risk — The Funds may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Funds invests. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions by the United States or other governments, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate

GOLDMAN SACHS FIXED INCOME ALTERNATIVES STRATEGIES FUNDS

Notes to Financial Statements (continued)

September 30, 2014 (Unaudited)

8. OTHER RISKS (continued)

fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Funds have exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Funds also invest in securities of issuers located in emerging markets, these risks may be more pronounced.

Non-Diversification Risk — The Funds are non-diversified, meaning that they are permitted to invest a larger percentage of their assets in fewer issuers than diversified mutual funds. Thus, a Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Tax Risk — The Fixed Income Macro Strategies Fund will seek to gain exposure to the commodity markets primarily through investments in the Subsidiary and/or commodity index-linked structured notes. Historically, the Internal Revenue Service (“IRS”) has issued private letter rulings (“PLRs”) in which the IRS specifically concluded that income and gains from investments in commodity index-linked structured notes or a wholly-owned foreign subsidiary that invests in commodity-linked instruments are “qualifying income” for purposes of compliance with Subchapter M of the Code. However, the Fund has not received such a PLR, and is not able to rely on PLRs issued to other taxpayers. Additionally, the IRS has suspended the granting of such PLRs, pending review of its position on this matter. In light of this, the Fund has obtained an opinion of counsel that its income from such investments should constitute “qualifying income.” However, no assurances can be provided that the IRS would not be able to successfully assert that the Fund’s income from such investments was not “qualifying income”, in which case the Fund would fail to qualify as a regulated investment company (“RIC”) under Subchapter M of the Code if over 10% of its gross income was derived from these investments. If the Fund failed to qualify as a RIC, it would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates. This would significantly adversely affect the returns to, and could cause substantial losses for, Fund shareholders.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS FIXED INCOME ALTERNATIVES STRATEGIES FUNDS

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Fixed Income Macro Strategies Fund

	For the Six Months Ended September 30, 2014 (Unaudited)		For the Period Ended March 31, 2014(a)

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	523	$5,143	1,992	$19,799
Reinvestment of distributions	—	—	1	10
Shares redeemed	(257)	(2,503)	(97)	(957)
	266	2,640	1,896	18,852
Class C Shares
Shares sold	1	5	1,002	10,015
Shares redeemed	(1)	(5)	(2)	(15)
	—	—	1,000	10,000
Institutional Shares
Shares sold	3,623,629	35,522,891	10,984,792	110,589,681
Reinvestment of distributions	4,090	40,056	15,253	150,616
Shares redeemed	(1,499,842)	(14,722,877)	(866,239)	(8,557,408)
	2,127,877	20,840,070	10,133,806	102,182,889
Class IR Shares
Shares sold	348,989	3,404,230	5,677	56,865
Reinvestment of distributions	46	447	7	71
Shares redeemed	(25,030)	(245,323)	(1)	(10)
	324,005	3,159,354	5,683	56,926
Class R Shares
Shares sold	—	—	2,502	25,015
Reinvestment of distributions	—	—	1	12
Shares redeemed	—	—	(2)	(15)
	—	—	2,501	25,012
NET INCREASE	2,452,148	$24,002,064	10,144,886	$102,293,679

(a)	Commenced operations on December 16, 2013.

GOLDMAN SACHS FIXED INCOME ALTERNATIVES STRATEGIES FUNDS

Notes to Financial Statements (continued)

September 30, 2014 (Unaudited)

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Long Short Credit Strategies Fund

	For the Six Months Ended September 30, 2014 (Unaudited)		For the Fiscal Year Ended March 31, 2014

	Shares	Dollars	Shares	Dollars

Class A Shares(a)
Shares sold	569,064	$5,946,328	—	$—
Reinvestment of distributions	964	10,041	—	—
Shares redeemed	(40,164)	(417,967)	—	—
	529,864	5,538,402	—	—
Class C Shares(a)
Shares sold	61,545	642,103	—	—
Reinvestment of distributions	38	393	—	—
Shares redeemed	(4)	(45)	—	—
	61,579	642,451	—	—
Institutional Shares
Shares sold	6,681,460	70,062,366	50,093,635	526,364,360
Reinvestment of distributions	319,174	3,339,957	12,970	137,439
Shares redeemed	(11,070,806)	(116,303,414)	(65,155,546)	(685,204,024)
	(4,070,172)	(42,901,091)	(15,048,941)	(158,702,225)
Class IR Shares(a)
Shares sold	52,780	553,029	—	—
Reinvestment of distributions	157	1,633	—	—
Shares redeemed	(12,942)	(135,085)	—	—
	39,995	419,577	—	—
Class R Shares(a)
Shares sold	2,376	25,000	—	—
Reinvestment of distributions	19	194	—	—
	2,395	25,194	—	—
NET DECREASE	(3,436,339)	$(36,275,467)	(15,048,941)	$(158,702,225)

(a)	Commenced operations on April 30, 2014.

GOLDMAN SACHS FIXED INCOME ALTERNATIVES STRATEGIES FUNDS

Fund Expenses — Six Month Period Ended September 30, 2014 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Class IR or Class R Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class C and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Class IR or Class R Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2014 through September 30, 2014.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Fixed Income Macro Strategies Fund			Long Short Credit Strategies Fund
Share Class	Beginning Account Value 4/1/14	Ending Account Value 9/30/14	Expenses Paid for the 6 months ended 9/30/14*	Beginning Account Value 4/1/14	Ending Account Value 9/30/14		Expenses Paid for the 6 months ended 9/30/14*
Class A#
Actual	$1,000.00	$1,000.10	$6.57	$1,000.00	$1,000.00		$6.71
Hypothetical 5% return	1,000.00	1,018.50	6.63	1,000.00	1,014.39	+	6.76
Class C#
Actual	1,000.00	1,000.10	6.57	1,000.00	1,000.00		9.87
Hypothetical 5% return	1,000.00	1,018.50	6.63	1,000.00	1,011.22	+	9.93
Institutional
Actual	1,000.00	999.30	6.57	1,000.00	995.80		6.45
Hypothetical 5% return	1,000.00	1,018.50	6.63	1,000.00	1,018.60	+	6.53
Class IR#
Actual	1,000.00	1,000.20	6.57	1,000.00	1,000.00		5.57
Hypothetical 5% return	1,000.00	1,018.50	6.63	1,000.00	1,015.53	+	5.61
Class R#
Actual	1,000.00	1,000.10	6.87	1,000.00	1,000.00		7.97
Hypothetical 5% return	1,000.00	1,018.20	6.93	1,000.00	1,013.12	+	8.03

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended September 30, 2014. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:
#	Commenced April 30, 2014 for Long Short Credit Strategies Fund.

Fund	Class A	Class C	Institutional	Class IR	Class R
Fixed Income Macro Strategies	1.31%	1.31%	1.31%	1.31%	1.31%
Long Short Credit Strategies	1.59	2.34	1.27	1.34	1.86

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS FIXED INCOME ALTERNATIVES STRATEGIES FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Fixed Income Macro Strategies Fund and Goldman Sachs Long Short Credit Strategies Fund (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreement was most recently approved for continuation until June 30, 2015 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 11-12, 2014 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. At Committee meetings, regularly scheduled Board or other committee meetings and/or the Annual Meeting, the Board, or the Independent Trustees, as applicable, considered matters relating to the Management Agreement, including:

(a)	the nature and quality of the advisory, administrative and other services provided to the Funds by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services and operations), controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance and strategy and central funding), sales and distribution support groups and others (e.g., information technology and training);
(iii)	trends in headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	the terms of the Management Agreement and agreements with affiliated service providers entered into by the Trust on behalf of the Funds;
(c)	expense information for the Fixed Income Macro Strategies Fund, including the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(d)	with respect to the investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data;
(e)	the undertakings of the Investment Adviser to waive certain fees (with respect to the Fixed Income Macro Strategies Fund) and to limit certain expenses of each Fund that exceed specified levels;
(f)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fixed Income Macro Strategies Fund and the Trust as a whole to the Investment Adviser and its affiliates;

GOLDMAN SACHS FIXED INCOME ALTERNATIVES STRATEGIES FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(g)	whether each Fund’s existing management fee schedule adequately addressed any economies of scale;
(h)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds, including the fees received by the Investment Adviser’s affiliates from the Funds for transfer agency, portfolio trading, distribution and other services;
(i)	a summary of potential benefits derived by the Funds as a result of their relationship with the Investment Adviser;
(j)	information regarding portfolio trading and how the Investment Adviser carries out its duty to seek best execution;
(k)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(l)	the nature and quality of the services provided to the Funds by their unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administration services provided under the Management Agreement; and
(m)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Funds’ compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They also received information relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution and/or servicing of Fund shares.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual fund portfolios for which the Board of Trustees has responsibility. The Trustees noted that, at a meeting held on October 17-18, 2013, they had reviewed the Management Agreement in connection with the Goldman Sachs Credit Strategies Fund’s reorganization with and into the Long Short Credit Strategies Fund. Accordingly, although certain information provided at the Annual Meeting was not available for the Long Short Credit Strategies Fund, the Trustees had recently reviewed similar information in connection with their initial approval of the Management Agreement for the Fund. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its affiliates, their services and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

Nature, Extent and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided to the Funds by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser.

GOLDMAN SACHS FIXED INCOME ALTERNATIVES STRATEGIES FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Investment Performance

The Trustees also considered the investment performance of the Funds. They considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees noted that the Funds had launched on December 16, 2013 (with respect to the Fixed Income Macro Strategies Fund) and April 30, 2014 (with respect to the Long Short Credit Strategies Fund) and did not yet have meaningful performance histories. However, the Trustees considered that the Long Short Credit Strategies Fund was created in connection with the reorganization of the Goldman Sachs Credit Strategies Fund (the “Predecessor Fund”), a closed-end interval fund, with and into the Fund. They noted that the Investment Adviser had been managing the Predecessor Fund, and that the Long Short Credit Strategies Fund, like the Predecessor Fund, invested primary in credit-related investments. The Trustees also considered the performance of the Predecessor Fund, although they noted that the Fund implements a long/short credit strategy, while the Predecessor Fund implemented a long-only credit strategy. They noted that the Predecessor Fund had placed in the first quartile of its peer group for the one- and three-year periods and had outperformed its LIBOR-based benchmark index by 1.23% and 3.42%, respectively, for the one- and three-year periods ended March 31, 2014.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by each Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Fixed Income Macro Strategies Fund. The analyses provided a comparison of the Fund’s management fees and breakpoints to those of relevant peer groups and category universes, and an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe. The analyses also compared the Fixed Income Macro Strategies Fund’s transfer agency, custody, and distribution fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds. With respect to the Long Short Credit Strategies Fund, the Trustees noted that they had recently reviewed information on the proposed management fees and the Fund’s projected total operating expense ratios, and those were compared to similar information for comparable mutual funds advised by other, unaffiliated investment management firms, as well as the peer group and category medians.

In addition, the Trustees considered the Investment Adviser’s undertakings to waive a portion of its management fees (with respect to the Fixed Income Macro Strategies Fund) and to limit certain expenses of each Fund that exceed specified levels. They also noted that the Investment Adviser did not manage institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Portfolios, and therefore this type of fee comparison was not possible.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by fund and by function (i.e., investment management, transfer agency and distribution and service) and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization had audited the expense

GOLDMAN SACHS FIXED INCOME ALTERNATIVES STRATEGIES FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

allocation methodology and was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for the Trust was provided for 2013 and 2012, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms. The Trustees recognized that there was not yet profitability data to evaluate for the Funds, but considered the Investment Adviser’s representations that such data would be provided after the Funds had a longer operation history.

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

Average Daily Net Assets	Fixed Income Macro Strategies Fund	Long Short Credit Strategies Fund
First $1 billion	1.50%	1.00%
Next $1 billion	1.50	0.90
Next $3 billion	1.35	0.86
Next $3 billion	1.28	0.84
Over $8 billion	1.26	0.82

The Trustees noted that the breakpoints were meant to share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertakings to waive a portion of its management fees (with respect to the Fixed Income Macro Strategies Fund) and to limit certain expenses of the Funds that exceed specified levels. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds as stated above, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) futures commissions earned by Goldman Sachs for executing futures transactions on behalf of the Funds; (c) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (d) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (e) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (f) Goldman Sachs’ retention of certain fees as Fund Distributor; (g) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (h) the possibility that the working relationship between the Investment Adviser and the Funds’ third party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

GOLDMAN SACHS FIXED INCOME ALTERNATIVES STRATEGIES FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Funds as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2015.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $999.2 billion in assets under supervision as of September 30, 2014, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman, Sachs & Co. subject to legal, internal and regulatory restrictions.

Money Market1

Financial Square FundsSM

■	Financial Square Tax-Exempt Funds
■	Financial Square Federal Fund
■	Financial Square Government Fund
■	Financial Square Money Market Fund
■	Financial Square Prime Obligations Fund
■	Financial Square Treasury Instruments Fund
■	Financial Square Treasury Obligations Fund

Fixed Income

Short Duration and Government

■	Enhanced Income Fund
■	High Quality Floating Rate Fund
■	Limited Maturity Obligations Fund
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income Fund
■	Inflation Protected Securities Fund

Multi-Sector

■	Core Fixed Income Fund
■	Bond Fund[2]
■	Global Income Fund
■	Strategic Income Fund
■	World Bond Fund

Municipal and Tax-Free

■	High Yield Municipal Fund
■	Municipal Income Fund
■	Short Duration Tax-Free Fund

Single Sector

■	Investment Grade Credit Fund
■	U.S. Mortgages Fund
■	High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund
■	Dynamic Emerging Markets Debt Fund

Fixed Income Alternatives

■	Long Short Credit Strategies Fund[3]
■	Fixed Income Macro Strategies Fund

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Small/Mid Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Tollkeeper Fund
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	U.S. Equity Fund
■	Income Builder Fund

Tax-Advantaged Equity

■	U.S. Tax-Managed Equity Fund[4]
■	International Tax-Managed Equity Fund[4]
■	U.S. Equity Dividend and Premium Fund
■	International Equity Dividend and Premium Fund

Equity Insights

■	Small Cap Equity Insights Fund
■	U.S. Equity Insights Fund
■	Small Cap Growth Insights Fund
■	Large Cap Growth Insights Fund
■	Large Cap Value Insights Fund
■	Small Cap Value Insights Fund
■	International Small Cap Insights Fund
■	International Equity Insights Fund
■	Emerging Markets Equity Insights Fund

Fundamental Equity International

■	Strategic International Equity Fund
■	Focused International Equity Fund[5]
■	International Small Cap Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund
■	BRIC Fund (Brazil, Russia, India, China)
■	N-11 Equity Fund

Select Satellite6

■	Real Estate Securities Fund
■	International Real Estate Securities Fund
■	Commodity Strategy Fund
■	Dynamic Commodity Strategy Fund
■	Dynamic Allocation Fund
■	Absolute Return Tracker Fund
■	Long Short Fund
■	Managed Futures Strategy Fund
■	MLP Energy Infrastructure Fund
■	Multi-Manager Alternatives Fund
■	Multi-Asset Real Return Fund
■	Retirement Portfolio Completion Fund
■	Tactical Tilt Implementation Fund

Total Portfolio Solutions6

■	Balanced Strategy Portfolio
■	Growth and Income Strategy Portfolio
■	Growth Strategy Portfolio
■	Equity Growth Strategy Portfolio
■	Satellite Strategies Portfolio
■	Enhanced Dividend Global Equity Portfolio
■	Tax Advantaged Global Equity Portfolio

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.
[2]	Effective on October 1, 2014, the Goldman Sachs Core Plus Fixed Income Fund was renamed the Goldman Sachs Bond Fund.
[3]	Effective at the close of business on March 21, 2014, the Goldman Sachs Credit Strategies Fund was reorganized with and into the Goldman Sachs Long Short Credit Strategies Fund.
[4]	Effective on April 30, 2014, the Goldman Sachs Structured Tax-Managed Equity and Structured International Tax-Managed Equity Funds were renamed the Goldman Sachs U.S. Tax-Managed Equity and International Tax-Managed Equity Funds, respectively.
[5]	Effective at the close of business on February 28, 2014, the Goldman Sachs Concentrated International Equity Fund was renamed the Goldman Sachs Focused International Equity Fund.
[6]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.

Financial Square FundsSM is a registered service mark of Goldman, Sachs & Co.

*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds.

TRUSTEES Ashok N. Bakhru, Chairman John P. Coblentz, Jr. Diana M. Daniels Joseph P. LoRusso Herbert J. Markley James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel Roy W. Templin	OFFICERS James A. McNamara, President Scott M. McHugh, Principal Financial Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission (‘‘SEC’’) web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

Fund holdings and allocations shown are as of September 30, 2014 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2014 Goldman Sachs. All rights reserved. 146361.MF.MED.TMPL / 11/2014 FIALTSAR-14/2k

ITEM 2.	CODE OF ETHICS.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	The information required by this Item is only required in connection with an annual report on this Form N-CSR.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	December 3, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	December 3, 2014

By:	/s/ Scott McHugh

Scott McHugh
Principal Financial Officer
Goldman Sachs Trust

Date:	December 3, 2014